Exhibit 4.22

AGREEMENT No. 03-01-1035 (747-05-23)

The City of Moscow	Date: January 01, 2006

This Agreement is entered into by and between Rostelecom, Open Joint-Stock Company for Long-Distance and International Telecommunications, hereinafter, “Rostelecom”, represented by OAO Rostelecom General Director D.Ye. Yerokhin, authorized to act by Charter, on the one part, and “North-Western Telecom”, hereinafter referred to as the “Operator”, represented by General Director V.A. Akulich, authorized to act by Charter, on the other part hereinafter collectively referred to as the “Parties”, as follows:

Taking into account that

а) Rostelecom has a license for long-distance and international telecommunications, the Operator has a license for local and intrazonal communication;

b) The parties entered Contract on Network Connection No. 03-01-01 dated August 01, 2003,

The Parties agreed as follows:

1                    Terms and Definitions

In this Agreement the following terms and definitions have the following meanings if not otherwise indicated by this Agreement:

1.1                         “Agreement” means the Agreement including all Appendices, Revisions, Addenda and Additional Agreements.

1.2                         “Operator’s АВС Zone” means ABC zone located on the territory covered by the license of the Operator and ABC zone, which relative non-geographic DEF numeration codes applied to and on which Rostelecom Service is rendered to the User.

1.3                         “License of Rostelecom” means the license for provision of long-distance and international Telecommunication Services No. 29777 dt. 11.12.2003.

1.4                         “Accrued income” means payments to the Operator by the Users for the Services rendered in the corresponding month. Accrued income does not include income from the Telecommunication Services, rendered to the Users with the help of pay telephones, and on Operator’s call offices.

1.5                         “Associated Operator” means a telecommunication operator, which electric communication network is connected to the Operator’s network on a local or a zone level, excluding those communication operators, which signed Agreements with Rostelecom similar to this Agreement.

1.6                         “Users” are the persons, including the subscribers, ordering and/or using the Services via the Operator.

1.7                         “Revenue earned” means the income actually received by the Operator from the Users in the corresponding month on account of payment for the Telecommunication Services. Earned Income does not include the income from the Telecommunication Services, rendered to the Users with the help of pay telephones, and on Operator’s call offices.

1.8                         Billing period means the calendar month beginning immediately following the Accounting period.

1.9                         “Tariff” means the Service unit cost charged to the User.

1.10                   “Long-Distance telecommunications” means the Telecommunication Services between Operator’s ABC zone Users and other АВС / DEF zones Users (including Users of the Operator’s other ABC zones).

1.11                   “International telecommunications” means the services of telephone connection between the Users of the Operator’s ABC zone and the Users located on the territory of another country.

1.12                   “Telecommunication Services” means both “Long-Distance Telecommunications” and “International Telecommunications”, rendered by Rostelecom to Users on the basis of the Public Offer, given in Appendix 1.

1.13                   “Accounting period” means the period of one calendar month during which the telecommunications were rendered to the Users.

2                    Subject Matter of the Agreement

2.1                         Rostelecom entrusts the Operator and the Operator shall for renumeration to perform on behalf and at the expence of Rostelecom the following legal and real effect activities, foreseen in clauses 1, 4 and 9 of Appendix 2 to this Agreement.

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2.2                         The Operator shall render refundable services to Rostelecom enumerated in clauses 2, 3, 5, 6, 7 and 8 of Appendix 2 to this Agreement.

3                    Rights and Obligations of the Parties

3.1                         Rostelecom undertakes the following obligations:

3.1.1                In accordance with the statute-established procedure, to determine the Tariffs for the Telecommunication Services, and to inform the Operator about them. If the scheduled Tariff is changed, to send a written notice to the Operator about such changes in accordance with the procedure stated in clause 6.1 and clause 6.2 of this Agreement.

3.1.2                To pay the Operator for the Services foreseen in clause 2 of this Agreement rendered by the Operator to Rostelecom under this Agreement.

3.1.3                To issue the Operator a Power of Attorney for recovery through legal proceedings of debts of the Users for the Telecommunication Services. If necessary Rostelecom should also issue the Operator a Power of Attorney to execute other obligations foreseen by this Agreement.

3.2                         Rostelecom has a right:

3.2.1                To demand from the Operator the transfer of the payments amounts due to Rostelecom for the services rendered on the basis of the indications of the Operator’s communication gear, calculating the volume of the services rendered.

3.2.2                To control the accuracy of the fulfillment of the Agreement by the Operator on the grounds of the Check-up Procedure in accordance with Appendix 8.

3.3                         The Operator undertakes the following obligations:

3.3.1                Signing a Telecommunication Services Agreement with the Users to show the corporate name of Rostelecom rendering Long-Distance and International Telecommunication Services. To bring to the notice of the Users the information about any changes of the Tariffs for the Telecommunication Services, as well as the  procedure of receiving and paying for the Telecommunication Services.

3.3.2                To keep book of the Telecommunication Services rendered the Users by Rostelecom with the use of their own communication gear.

3.3.3                To manage the billing (registration and tarification) of the Users’ outgoing long-distance and international calls. By the Service tarification, to apply the corresponding VAT rate to Tariffs in accordance with the procedure indicated in Appendix 4 hereunder.

3.3.4                In the Billing period to present (compose and provide) the bills on behalf of Rostelecom, for the Services rendered to the Users. The bills must be presented to the Users before the 15th day of the Billing period, indicating the total amount of payment and the dates of rendering of each type of telecommunications, their volume and the cost of each service type, as well as the reminder that the User must pay for the Services within 15 days from the moment of issue of the bill. The bills are issued to the Users on the basis of the indications of the Operator’s communication gear. The bills for the Services rendered to the Users must be based on the Tariffs set by Rostelecom, and taking into consideration the Tariff change by Rostelecom in accordance with the current law within the context of one-time arrangements.

3.3.5                To receive on their account amounts of payment from the Users for the Services.

3.3.6                To record payments made by the Users and Users’ debts for the Telecommunication Services rendered by Rostelecom, to form documentation for correction and write off debts, foreseen by Appendix 9, to make an inventory of debts of the Users for the Telecommunication Services in the order prescribed in Appendix 9.

3.3.7                To  recover debts of the Users, arising in connection with nonpayment for the Services rendered, including the performance of claim and action proceedings against the Users connected with the payment for the Services rendered to the  Users.

3.3.8                To transfer monthly the payments due to Rostelecom for the Services rendered by Rostelecom in accordance with Section 4 hereof.

3.3.9                To draw up invoices and reports for the formation of the sales log for the Telecommunication Services rendered to the Users, in accordance with Appendix 4 hereto.

3.3.10          Make out (issue and present) invoices for the Telecommunication Services, rendered to the Users, who are legal entities and individual non-incorporated entrepreneurs

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3.3.11          To provide the storing of the documentation, namely: Bills drawn up to the Users for the Telecommunication Services (details of drawn up Bills can be saved in electronic data bases), Billing data on the Telecommunication Services, Users’ payment documents for the Telecommunication Services (payment requests’ details can be saved in electronic data bases) in accordance with the current legislation and internal orders of the Operator considering documentation Archiving terms. To provide upon request of Rostelecom or third parties certified copies of the documents in the cases established by the current law, within the term of three (3) days from the receipt of the corresponding request.

3.3.12          To collect and present to Rostelecom the information in the format of the established forms of statistical accounts, containing the data about the Services rendered to the Users in accordance with the form and terms indicated in Appendix 6 hereto.

3.4                         The Operator has the following rights:

3.4.1                To receive from Rostelecom the payment for the fulfillment of the obligations under this Agreement in the amount and order established in Appendix 4 hereto.

3.4.2                To demand the fulfillment by the Users of their obligations on Telecommunications payment.

3.4.3                To receive from Rostelecom the information and documentation required for the fulfillment of the obligations hereunder.

3.4.4                To suspend in accordance with the established procedure the access to the Services for the Users failing to pay opportunely for the services in question.

3.5                         The Parties undertake the following obligations:

3.5.1                By the fulfillment of the conditions of the Agreement - to be guided by the current law of the Russian Federation.

3.5.2                To maintain the confidential character of the conditions and provisions of the Agreement, as well as any physical, technical, economic, financial and other information concerning each of the Parties and the subject of the Agreement (“Confidential information”), and not to divulge the like information to third persons without the consent of the other Party hereunder, excluding the cases when such divulgence is required  in accordance with the law of the Russian Federation. Regardless of the aforesaid, each of the Parties hereto has the right to divulge the Confidential information to their employees provided the recipient of the like information is instructed to maintain the confidential character of the former. As concerns any divulgence of the Confidential information, the Article is valid within (three) years from the expiry of the Agreement on any grounds.

3.5.3                To render the Users information and reference services via the information office in accordance with the current law.

3.5.4                The Parties undertake to sign an Agency agreement, on the basis of which the Operator shall represent the interests of Rostelecom in the relationships with the operators that have their networks interconnected to the Telecommunication network of the Operator and sign agreements and contracts on behalf of Rostelecom and at the expence of Rostelecom with the operators indicated on the conditions similar to the conditions of this Agreement.

3.5.5                During one calendar month from the day when this Agreement enters in force to sign an Agency agreement in accordance with which the Operator shall represent the interests of while signing agreements and contracts with legal entities and individuals and to sign on behalf of Rostelecom and at the expence of Rostelecom Telecommunication Services provision agreements with legal entities and individuals.

4                    Parties’ Settlement

4.1                         The mutual settlements between the Parties are performed monthly on the basis of this Agreement, the Operator’s Report in accordance with the form established in Appendix 3 hereto (“Operator’s Report”), the Acceptance Act for services rendered in accordance with the form established in Appendix 5 (hereinafter “Acceptance Act”), the Act of offsetting of claims (“Offset Act”) and the invoice for payment (“Invoice”). The amounts of payments hereunder payable by the Parties are estimated based on the following:

4.1.1                The Operator is obliged to transfer to Rostelecom 100% (one hundred per cent) of the Revenue earned for the telecommunications. The sums indicated are calculated on the basis of the Operator’s Report.

4.1.2                Rostelecom undertakes to transfer on the account of the Operator payment for the services rendered by the Operator to Rostelecom and in accordance with Section 2 of this Agreement.. The amounts of the payment, the order of the settlement of the Parties’ for the services rendered to Rostelecom by the Operator are indicated in Appendices 2 and 7 hereto. The sums indicated are calculated on the basis of the Acceptance Act (Appendix No. 5).

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4.1.3                The Parties agree on the possibility of the offsetting of mutual demands (claims) indicated in paragraphs 4.1.1. and 4.1.2. of the Agreement by means of signing of the Offset Act. The transfer by the Operator to Rostelecom of the payments not liquidated by the offset is performed on the basis of the bill presented by Rostelecom.

4.1.4                Regardless of the provisions of paragraph 4.1.3., on account of the fulfillment of the obligations indicated in paragraph 4.1.1., the Operator is obliged to perform monthly not later than the 25th day of the Billing period the transfer of the minimal payment to Rostelecom in the amount of no less than 41 % of the Accrued income on the basis of the bill presented by Rostelecom, in accordance with paragraph 4.3. hereof.

4.2                         The Operator sends to Rostelecom the Operator’s Report within the term no later than the 5th day of the Billing period. Together with the Operator’s Report the Operator sends an Act of Acceptance and an Act of Offsetting to Rostelecom. These documents are sent to Rostelecom via e-mail, herewith copies of the Operator’s Report (Form 2 (Operator’s branches’ profiles and a consolidated profile) and Form 3 of Appendix 3) and copies of the indicated Acts are sent to Rostelecom by fax with delivery confirmation. The originals of the documents are sent via registered mail with delivery receipt. The date of facsimile transmission shall be the effective date of documents delivery.

4.3                         Rostelecom considers the documentation presented by the Operator and, in the absence of comments, approves the Operator’s report, the Acceptance Act and the Offset Act. Together with this, Rostelecom presents to the Operator the bill. If Rostelecom has objections against the documents submitted by the Operator, Rostelecom shall give written notice to the Operator of such objections within three (5) business days after receipt of documents by facsimile. Together with this, Rostelecom approves the Operator’s Report, the Acceptance Act and the Offset Act with the commentaries to them, and draws up the Invoice for the payments in the amount of the undisputed sum. Copies of the Invoice and the approved Operator’s Report,  Acceptance Act and Offset Act are sent to the Operator by a facsimile transmission, while the original documents shall be sent by registered mail with receipt acknowledged.

4.4                         To eliminate objections against the documents submitted by the Operator, the Parties shall, within 10 business days after the date when Rostelecom gives written notice of such objections to the Operator, hold negotiations and shall reconcile / analyze their respective data. In accordance with the results of the reconciliation, the Troubleshooting Report is signed by the Parties, and, if required, a new account of payments is made in the Billing periods that follow. The signing by the Parties of the Troubleshooting Report also means the confirmation of the Operator’s Report by Rostelecom.

4.5                         Not limited by the provisions of paragraph 4.1.3., the Parties agree upon the performance of the offsets of other mutual demands (obligations) on the basis of the Offset Acts.

4.6                         The date of charge-off of the money from the Operator’s account is considered the date of transfer by the Operator of the payments hereunder.

4.7                         All payments by the Users are to be charged to the Operator’s accounts.

4.8                         Quarterly and upon necessity Rostelecom and the Operator perform the inspection of mutual settlements. The Reconciliation Report is drawn up by the penaltyed party in two counterparts and signed by the authorized representatives of the Parties. The Party receiving the Reconciliation Report must sign the Reconciliation Report or present its objections concerning the reliability of the information contained in it within the period of twenty (20) days from the date of dispatch of the Reconciliation Report.

4.9                         The indebtedness of the Users for the Telecommunication Services rendered by Rostelecom  is the Receivables of Rostelecom. The order of collection of such accounts receivable is established by Article 5 of the Agreement.

4.10                   All other questions concerning the settlement of accounts between the Parties not indicated in this Section 4 are regulated by Appendix 7 to the Agreement.

5                    General Requirements to the Performance of the Claiming and Action Proceedings

5.1                         The Operator performs the claiming and action activities with the Users in accordance with the current law of the Russian Federation, the Agreement and the inner regulations of the performance of the claiming proceedings adopted by the Operator.

5.2                         The Operator performs the claiming proceedings as regards the claims asserted by the Users concerning the quality of the Services rendered. The Operator also asserts claims to the Users concerning non-performance or unduly performance by the latter of their obligations on the Service payments.

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5.3                         In the process of handling of the Users’ claims use should be made of the information and referential data of the database of the Operator.

5.4                         The claiming actions on the recovery of the Users’ debts are performed by the Operator independently for the sake of Rostelecom on the ground of the power of attorney issued by Rostelecom in accordance with paragraph 3.1.3. hereof. The Operator administers claims in accordance with the current legislation of the Russian Federation, the Accounts and Notes Receivable Operation Rules and the procedure of submitting the information on writing off the Accounts and Notes Receivable (Appendix 9) and internal orders on claim administration. Herewith if there are differences between the indicated Accounts and Notes Receivable Operation Rules and internal orders on claim administration the Accounts and Notes Receivable Operation Rules shall be prevalent.

5.5                         In case the User lays a written or an oral claim considering the quality of the Telecommunication Services rendered the Operator accepts the claim and sends it to Rostelecom for administration within 2 (two) days after the corresponding claim is received. Upon necessity, the results of the handling of claims (complaints) are sent by Rostelecom to the Operator.

5.6                         The Operator does not bear responsibility in case the User dishonors the Telecommunication Services Bills. Notwithstanding the abovementioned clause in case the User dishonors the Telecommunication Services Bills the Operator shall handle claim administration with such a User according to the procedure prescribed by Section 5 of Attachment 9 of this Agreement.

5.7                         Claim administration expenses are covered by Rostelecom according to the procedure prescribed by Attachment 2 to this Agreement.

5.8                         The Operator corrects the indebtedness for the Telecommunication Services according to the procedure prescribed by Section 4 of the Accounts and Notes Receivable Operation Rules and the Information Delivery Procedure for writing off the Accounts and Notes Receivable (Attachment 9).

5.9                         In case the claim of the User is justified in the pre-trial procedure or the Operator independently discovers an error in the Billing for the Telecommunication Services, the Operator shall remakes out invoice for the period containing the error to the Users — legal entities and non-incorporated individual entrepreneurs.

5.10                   The Operator writes off the Bill for the Telecommunication Services in case the claim to the User was juridically considered unjustified or in case of the consent of Rostelecom. The procedure of the document exchange and writing off the Receivables between the Parties in connection to the claiming activity of the Operator are regulated in Appendix 9.

6                    The Tariffs for the Long-distance and International Telecommunications

6.1                         The long-distance telecommunications Tariffs are determined and changed in accordance with the current law. In case of the introduction of the new Tariffs for Long-Distance Telecommunication Services Rostelecom shall immediately notify Rostelecom about this.

6.2                         The international telecommunications Tariffs are determined by Rostelecom and can be changed at any time, at that, Rostelecom is obliged to inform the Operator about the like changes in advance, in the written form, no later than 30 calendar days before the introduction of the new international telecommunications Tariffs.

6.3                         The notification of the Users about the changes of the long-distance and international telecommunications Tariffs is performed by the Operator, in accordance with the current law and the inner notification procedure adopted by the Operator.

6.4                         In the notification of the Operator about the Tariffs for the long-distance and international telecommunications Rostelecom should mention the inclusion into (or exclusion from) the Tariff of the rates and sums of indirect taxes collected from the Users.

6.5                         When non-recurrent actions, directed on temporary decrease/increase of the Telecommunication Services Tariffs for the Users because of limited period of time, Rostelecom shall send the Operator a written notification no later than 15 calendar days in advance if such actions are conducted.

7                    Responsibility of the Parties

7.1                         The Parties undertake the responsibility for the non-performance or unduly performance of the obligations under the Agreement in accordance with the current law of the Russian Federation.

7.2                         In case of violation by the Operator of the terms of fulfillment of their obligations for the transfer of payments due to Rostelecom, Rostelecom has the right to claim from the Operator the penalty in the amount of 1/300 of

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the refinancing rate of the Central Bank of the Russian Federation for every day of delay, of the sum payable by the Operator. The Operator is obliged to pay to Rostelecom the penalty within the period of ten (10) banking days from the moment of the receipt of the corresponding payment demand. The Parties agree to perform the corresponding payments no later than within the period of ten (10) banking days from the moment of the receipt of the corresponding demand.

7.3                         In case of the presentation by the Operator of unreliable data in the Report, provided that the amount payable calculated on the basis of the unreliable Report data is smaller than the sum based on the amount of the actual Services rendered, Rostelecom has the right to charge to the Operator the forfeit in the form of penalty. The amount of the forfeit constitutes 1/300 of the refinancing rate of the Central Bank of the Russian Federation for every day starting from the day of presentation of unreliable data when the discrepancy of the data was discovered, till the moment of transfer by the Operator of the monies to be paid. The like forfeit in the form of the penalty is calculated on the basis of the disparity between the amount of payments calculated on the basis of the reliable data and the amount of payments calculated on the basis of the unreliable data. The penalty, as well as the deficient payments to Rostelecom must be paid within the period of ten (10) banking days from the moment of the receipt of the corresponding payment demand.

7.4                         In case of non-presentation (or untimely presentation) of the Report by the Operator Rostelecom has the right to charge the forfeit in the form of the penalty in the amount of 1/300 of the refinancing rate of the Central Bank of the Russian Federation for each day, starting with the day when the aforementioned documents had to be presented, until the day of the actual presentation of such data, of the redeemable sum. This forfeit must be paid within the period of ten (10) banking days from the moment of the receipt of the corresponding payment demand.

7.5                         In case of violation by Rostelecom of their obligations for the remuneration of the services rendered by the Operator, the Operator has the right to demand from Rostelecom the payment of the forfeit in the form of penalty, in the amount of 1/300 of the refinancing rate of the Central Bank of the Russia Federation for every day of payment delinquency. The Rostelecom is obliged to pay to the Operator the penalty within the period of ten (10) banking days from the moment of the receipt of the corresponding payment demand.

7.6                         In case of untimely approval by Rostelecom of the Act of Services Acceptance, the Operator’s Report or the presented invoice, the Operator has the right to demand from Rostelecom the payment of the forfeit in the form of penalty, in the amount of 1/300 of the refinancing rate of the Central Bank of the Russian Federation for every day, starting from the day when such Report or Act of Services Acceptance was to be approved, until the day when such Report or Act of Services Acceptance was actually approved and delivered to the Operator, from the amount payable. This forfeit must be paid within the period of ten (10) banking days from the moment of the receipt of the corresponding payment demand.

7.7                         In case of untimely submission by Rostelecom of the notifications indicted in paragraph 6.2. hereof, the Operator has the right to demand the forfeit in the form of fine, in the amount of one thousand (1000) rubles for every fact of such violation.

7.8                         If in the result of submission of  unreliable data in the Operator’s Report, improper invoicing by the Operator, improper formation of the sections of the sales log or purchase log, improper application by the Operator of the VAT rate in accordance with paragraph 3.3.3, untimely submission of documentation by the Operator to Rostelecom, in accordance with paragraph  3.3.11, additional tax obligations, as well as fines and punitive sanctions for the violation of the tax and/or administrative law will be imposed on the Operator, Rostelecom has the right to demand the stated sums from the Operator. This right of Rostelecom arises after the conclusion of the court appeal of the tax authorities and on the condition that the Operator is brought to participation in the proceedings or is informed about all facts of the dispute. In any case the amount of the Operator’s responsibility shall not exceed the amount of payment for the services rendered by the Operator to Rostelecom under clauses 2.2 and 2.3of this Contract

7.9                         The forfeits indicated in paragraphs 7.3 and 7.4 of this Agreement can be collected from the Operator by Rostelecom on the condition of observance by the former of the terms established by paragraphs  4.2-4.4 hereof.

7.10                   All forfeits under the Agreement are charged in addition to any amounts of losses the recovery of which can be demanded by the Party charging the corresponding forfeit upon the Party which has violated the conditions of the Agreement, in accordance with the Agreement and the current law of the Russian Federation.

8                    Force Majeure Circumstances

8.1                         The Parties are released from responsibility for non-fulfillment or improper fulfillment of  their obligations on the Agreement, if they prove, that proper fulfillment was impossible due to force majeure, which means extreme, unforeseen and inevitable circumstances in given conditions.

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8.2                         The Party that has suffered the influence of the force majeure circumstances must notify the other Party within the period of ten (10) days about the character, type and the presumable duration of the force majeure influence, as well as indicate the fulfillment of which obligations under the Agreement it affects, and to produce evidence of the occurrence of such circumstances. In case of lack of notification the Party affected by the force majeure influence cannot refer to the influence of the force majeure circumstances at a later time as to the cause exempting them from liability.

8.3                         The occurrence of force majeure circumstances extends the terms of the fulfillment by the Parties of the obligations hereunder proportionate to the duration of their influence. If the influence of the force majeure circumstances lasts longer than six months, the Parties are obliged, upon proposal of one of the Parties, to coordinate the further actions and/or the possibility of denouncement of the Agreement.

9                    Settlement of Disputes

9.1                         The Parties should attempt to settle any dispute under the Agreement by means of negotiations, and in the case of impossibility to reach a mutually acceptable decision within the period of 30 days from the moment of appeal by the penaltyed Party to the other Party, each of the Parties has the right to initiate the transfer of the like dispute for it to be considered by the arbitration tribunal in accordance with the RF Code of Arbitration Procedure.

10             Notifications

10.1                   Any notifications and other messages subject to the transmission from one Party to the other must be transmitted in written form to the following addresses:

If the Operator is the addressee:

Russian Federation

Physical address: 191186,   Saint Petersburg, Gorokhovaya str., 14/26

Tel.: (812) 119-91-70

Fax: (812) 110-62-77

Contact person: Allilujeva Natal’ya Vladimirovna

If Rostelecom is the addressee:

Russian Federation,

Physical address: 191002,   Saint Petersburg, Dostoevskogo str., 15

Telephone: (812) 164-23-29

Fax: (812) 164-15-49

Contact person:  Aman Maria

10.2                   Each of the Parties can change their address by means of a written notification of the other Party, as indicated in this paragraph.

11             Effective date of the Agreement and its validity term

11.1                   This Agreement is valid from the moment of its signing by the Parties.

11.2                   The rights and obligations of the Parties arise providing the belowmentioned conditions are fulfilled and in any case not earlier than 31.12.2005.

11.2.1          Competent authorities of Rostelecom take the decision to approve this deal in the order prescribed by the law in force and/or by the constituent instruments of Rostelecom for considering the issues on conclusion agreements if there is an interest in them.

11.2.2          Competent authorities of the Operator take the decision to approve this deal in the order prescribed by the law in force and/or by the constituent instruments of the Operator for considering the issues on conclusion agreements if there is an interest in them.

11.3                   The Agreement is valid for the period of one year from the moment of its coming into effect. If neither Party announces termination of this Agreement thirty (30) calendar days before its stated expiration, this Agreement shall be automatically extended for each subsequent year. There shall not be any limit to the number of periods for which this Agreement may be extended.

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12             Miscellaneous

12.1                   Any changes and addenda to the Agreement are valid only when they are made in written form and signed by the representatives of the Parties, in this case they constitute an integral part of it.

12.2                   Each Party has the right under this Agreement to send the proposals concerning the changes in the Telecommunication Services cost calculation to the other Party. The other Party shall within 60 days to consider and to notify the initiating Party on the results of such considering. The approved by both Parties changes of the Services Calculation Procedure shall be issued as an Additional Agreement to this Agreement and enters in force when the Additional Agreement is signed.

12.3                   The procedure of termination hereof is determined by the current law of the Russian Federation.

12.4                   In case the changes or the adoption of the regulatory legal acts by the governmental authorities regulating the relationships in the telecommunication branch, result in the imperative norms of the corresponding regulatory acts coming into collision with the provisions of this Agreement, the Parties shall change the indicated clauses of the Agreement them in compliance with such imperative norms.  In case the changes of the legislation of the Russian Federation result in invalidity of this Agreement and such situation can not be amended by the variation of the Agreement the Parties undertake to cancel this Agreement.

12.5                   All appendices to the Agreement constitute an integral part of it.

12.6                   Appendix List:

Appendix No 1 Form of Public Offer.

Appendix No. 2 Cost of services and amount of agency fee of the Operator.

Appendix No. 3 Report of the Operator on the accurate income paid for services rendered to the Users.

Appendix No. 4 Peculiarities of the interaction of Rostelecom and the Operator for the provision of the observance of the VAT law.

Appendix No. 5 Acceptance act for services rendered.

Appendix No. 6 List of reporting forms.

Appendix No. 7 Parties Mutual Settlement Procedure

Appendix No. 8 Procedure for Checking Operator for the Correct Performance of the Agreement Term

Appendix No. 9 Regulations for Handling of Receivables and Payables and Order of Receivables and Payables Write-Off

Appendix No. 10 Offset Act

Appendix No. 11 Reconciliation Report

12.7                   The Agreement is drawn up in two (2) counterparts in the Russian language, each of the counterpart having the equal legal effect, one counterpart for each of the Parties.

Signatures of Parties

OAO Rostelecom:	Operator:
Legal address:	Legal address: Russia 191186,
127091, Moscow, Delegatskaya st. 5	Saint Petersburg, Gorokhovaya str., 14/26
Physical address:	Physical address: Russia 191186,
Russia, 191002 Saint Petersburg,	Saint Petersburg, Gorokhovaya str., 14/26
Dostoevskogo str., 15	Tel.: (812) 119-93-24
Tel.: (812) 164-23-29	Fax: (812) 110-62-77
Fax: (812) 164-15-49	TIN 7808020593
TIN 7707049388	ZAO Telecombank
Acc. No. 40702810455020137429	Corr. acc.: No.301 018 107 000 000 008 22
with RF JSCB North-Western bank, OPERU	Acc.:No. 407 028 101 000 000 012 17
Corr. acc. 30101810500000000653,	BIC: 44 030 791KPP: 783450001
BIC 044030653, ОКОНХ 52300,	OKONKh/OKVED 52300,72200

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OKPO 17514186	OGRN 102 780 916 984 9 ОКПО 01166228
General Director	General Director
OAO Rostelecom	ОАО North-Western Telecom
/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich
Date January 01, 2006	Date December 27, 2005
Seal here	Seal here

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Appendix No. 1

to Agreement No. 03-01-1035 (747-05-23) dt. 01.01.2006

Form of Public Offer

PUBLIC OFFER

On the conclusion of the long-distance and international telecommunications agreement

Rostelecom, Open Joint-Stock Company for Long-Distance and International Telecommunications, hereinafter, “Rostelecom” (hereinafter — the Operator), acting on the basis of License for the provision of Long-Distance and International Telecommunications No 29777 dated 11.12.2003, represented by General Director Dmitry Yevgenievich Yerokhin, authorized to act by Charter, will sign Long-Distance and International Telecommunications Agreement with any person meeting the criteria set in Para. 1.3,

1. Definitions:

1.1  “Agreement” means Long-Distance and International Telecommunications Agreement signed through the accept by the User of this Public Offer in accordance with below mentioned clause 2 with all Appendices, Amendments, Addenda and Additional Agreements to it. Any reference in the offer to the Agreement (Article of the Agreement) and/or its conditions means a corresponding reference to the present public order (its Article) and/or its conditions.

1.2 “Local Operator” means a telecommunication operator meeting all the following criteria:

а) the operator has the license for local telecommunication in the Russian Federation;

b) telecommunication network of this operator has an output to the  PTN of the Russian Federation;

c) the User is a Subscriber of the Operator;

d) operator provides the User access to the Telecommunication Services.

e) operator has the right to perform actions connected to billing the Users for the Telecommunication Services rendered by the Operator on the basis of the Agreement signed with the Operator or on the basis of the Agreement with a legal entity, to which the Operator granted the right and/or imposed the obligation to sign such an Agreement with an operator.

1.3 “User” means a legal entity or a individual who is a Subscriber of the Local operator and made an acceptance in the order described in clause 3 as result of which this Agreement deemed signed between this person or entity and the Operator.

1.4 “Billing period” means a calendar month during which the Telecommunication Services was rendered to the User.

1.5 “Parties” shall mean the Operator and the User. The Operator and the User may also be individually referred to as the “Party”.

1.6 “Tariff” shall mean the price at which settlements shall take place between the Parties with respect to Telecommunications.

1.7 “Telecommunication Services” shall mean long-distance and international telecommunication services which shall be rendered by the Operator to the User hereunder, whether with the aid of an automated service system or via an operator.

2                             SUBJECT MATTER OF THE AGREEMENT

2.1                     The Operator herewith undertakes to provide Telecommunications to the User, whereas the User undertakes to effect payments for such Telecommunications on the terms and conditions herein stated.

3                             Signing Agreement

3.1                     Individual or legal entity, a Subscriber of the Local Operator, considers to sign the Agreement with the Operator and accept all the condition of this Public Offer in the following case:

3.1.1            а) performing by a individual or a legal entity, a Subscriber of the Local Operator, effective subsequent actions with the purpose of getting the Telecommunication Services from the Operator by using  automatic servicing system — dialing “8” from the User’s equipment of the abovementioned individual or legal entity, connected to the correspondent Subscription line of the Local Operator; dialing prefix of Rostelecom, or

b) performing by a individual or a legal entity, a Subscriber of the Local Operator, effective  subsequent actions with the purpose of getting the Telecommunication Services from the Operator by using  Delay operation system, and namely:

-                    Dialing of a telephone number indicated by the Local Operator for the purpose of getting access to Long-distance or International Telecommunication Services, rendered by Rostelecom;

-                    Placing of a Long-distance or International Telecommunications through the telecommunication operator of the Local Operator service.

3.1.2            Getting telephone connection as a results of actions, indicated in subclause a) or subclause b) of para. 3.1.1.

3.2                     Individual or legal entity, a Subscriber of the Local Operator, from the moment the telephone connection is completed indicated in para. 3.1.2, becomes the User acquiring all the rights and obligations of the User set in this Agreement.

4                             Telecommunications Rendering Terms And Conditions

4.1                     Upon entering into this Agreement with the Operator, the User shall become entitled to the Telecommunication Services, whereas Rostelecom shall be obligated to provide the Telecommunication Services to the User, subject to technical possibility and provided that the User has access to long-distance and international telecommunication services.

4.2                     To get the Telecommunication Services on automatic servicing system, the User shall perform the actions enumerated in subclause a) of para. 3.1.1. of the Agreement;  to get the Telecommunication Services on Delay operation servicing system, the User shall perform the actions enumerated in subclause b) of Para. 3.1.1. of the Agreement.

4.3                     Access to Long-distance or International Telecommunication rendered to the User from his/her Subscription number, provided to the User by the Local Operator, can be suspended according to the initiative of the Operator in the cases enumerated in para. 8.3 of the Agreement.

4.4                     Where technical possibility for the rendering of the Telecommunication Services to the User is partially unavailable, the Operator may limit number of call orders and call duration or, where such technical possibility for the rendering of the Telecommunication Services is not available altogether, may deny Telecommunication Services.

The User must be notified about the introduction of limitations at the moment of order taking or in the moment of  rendering of telecommunications by order service system.

In case of any long-lasting limitations on the use of telecommunication services, telecommunication operator shall undertake to inform the User accordingly using mass media, inquiry services, announcements in public telecommunication facilities, etc.

4.5                     The User which is a private individual herewith agrees that effective from the moment of his/her entering into this Agreement, his/her personal details may be included in inquiry service databases and may be used for the provision of inquiry and other information services by the Operator or third parties.

4.6                     The Parties agree that, as the Local Operator has the right of billing the User for the Telecommunication Services rendered and the right to perform the claiming activity against the User, the User agrees consequently to accept the bills of the Local Operator for the Telecommunication Services, to make payments to the Local Operator for the Telecommunication Services rendered to the User and if the necessity occurs to send to the address of the Local Operator the claims to the Operator caused by the failure of the Operator to fulfill or failure to fulfill in due manner  its obligations under the Agreement, as if all the abovementioned activities of the Local Operator were performed directly by the Operator.

5                             Responsibilities Of The Parties

5.1                     The Operator undertakes the following obligations:

5.1.1            To render the User the Telecommunication Services  in compliance with the law of the Russian Federation, national standards, technical norms and guidelines, license and the Agreement;

5.1.2            To render the User the Telecommunication Services according to the quality required by the law of the Russian Federation in force.

5.1.3            To provide timely billing for the Telecommunication Services rendered.

5.1.4            Notify the User via mass media of any changes in the service terms and conditions, methods of payment for the Telecommunication Services, at least 7 days before any such changes take effect. The notification of the User about the change of the Tariffs for the Telecommunication Services is sent by the Local Operator in accordance with the law of the Russian Federation in force and the internal notification procedure, approved by the Local Operator no later than 10 days before the day of introducing new Tariffs for the Telecommunication Services.

5.1.5            Perform other Operator’s obligations as provided for in the applicable law of the Russian Federation and this Agreement.

5.2                     The User undertakes to:

5.2.1            Pay for the Telecommunication Services provided to it within the time frames envisaged by, and subject to the terms and conditions of, this Agreement.

5.2.2            Perform other User’s obligations as provided for in the applicable law of the Russian Federation and this Agreement.

6                             Rights Of The Parties

6.1                     The Telecommunication Operator has the right to:

6.1.1            Change, on a unilateral basis, the Tariffs, payment terms and conditions and time frames pursuant to Paragraph 5.1.4 above.

6.1.2            Initiate temporary suspension of User’s access to the long-distance and international telecommunication services in circumstances referred to in Paragraph 4.3. of this Contract

6.2                     The User shall have the right to:

6.2.1            Raise objections against bills issued to it, in the manner described in Article 9 below.

7                             Payment Procedure

7.1                     The User shall pay for the Telecommunication Services rendered under the Agreement exclusively to the Local Operator at the conditions of this clause 7. Monetary obligations of the User for the Telecommunication Services rendered to him/her expire from the moment of making a payment for the Telecommunication Services to the Local Operator

7.2                     Tariffs for international telecommunications are established and changed in  accordance with the current law of Russian Federation.

7.3                     International Telecommunications Tariffs shall be established by the Operator and may be revised at any time.

7.4                     The payment for the services is made on a monthly basis, within a 10-day period from the day the invoice reception from the Local Operator for the Services rendered in the previous Billing period.

7.5                     The payment for the services is made by the User in cash at the desk of the Local Operator or by payment order transferring onto the account of the Local Operator, or by any other means, set by the Local Operator.

7.6                     Each Telecommunications bill shall identify the amount stated therein as payment for the Telecommunications provided by Rostelecom.

8                             Responsibilities Of The Parties

8.1                     The Operator and the User hold the responsibility in accordance with the law of the Russian Federation in force, the Regulations of the provision of the Telecommunication Services and the Agreement.

8.2                     The Operator holds the responsibility for the quality of the services rendered.

8.3                     If the User delays payment for thirty (30) days or is otherwise in breach of any requirements set forth by the Russian Law “On Telecommunications”, the Regulations, or this Agreement, the Operator may initiate, on a unilateral basis, suspension of the User’s access to the Telecommunication Services until the User shall have settled any outstanding debt or, respectively, rectified other breaches committed by the User.

8.4                     For the breach of the payment terms the Local Operator has the right charge the User  the forfeit in the form of penalty interest in the amount of 0.5% of the cost of the Telecommunication Services rendered in the previous Billing Period for each day of the payment delay. The User shall pay such penalty to the Local operator within 5 days after the claim for such penalty is made by the Local operator.

9                             Dispute Settlement

9.1                     In case any disputes arise in connection to the Agreement, they shall be settled by way of procedure for extrajudicial settlement of claims in anticipation of an action in the court. Claim administration with the User under article 4.6 by order of the Operator is handled by the Local Operator.

9.2                     The complaints of the User to the Operator in connection to the execution of the Agreement by the latter are sent by the User to the Local Operator in the order and in terms prescribed by the law of the Russian Federation in force. If a complaint lodged by the User is rejected in full or in part, or if no response is given to such a complaint within the time frames prescribed by the Russian law for the review of such a complaint, the User may initiate a court action at the Local Operator’s location.

9.3                     If the User fails to fulfill his/her obligations in connection to payment for the Services (partially or completely) the Local operator has the right to raise a corresponding claim against such a User. If the claim is rejected fully or partially by the User or there is no answer from the User within the period of more than 3 months from the day when a corresponding Bill prepared by the Local operator should have been paid for, the Local operator has the right to bring an action to court at the user’s location. If any other claim of the Local operator in connection to the Agreement is rejected fully or partially, or if there is no answer from the User on this claim within more than one month after such a claim had been sent by the Local operator the latter has the right to bring an action to court at the User’s location.

10                      Force Majeure

10.1               The Parties are released from responsibility for non-fulfillment or improper fulfillment of  their obligations on the Agreement, if they prove, that proper fulfillment was impossible due to force majeure, which means extreme, unforeseen and inevitable circumstances in given conditions.

10.2               The occurrence of force majeure circumstances extends the terms of the fulfillment by the Parties of the obligations hereunder proportionate to the duration of their influence. If the influence of the force majeure circumstances lasts longer than six months, the Parties are obliged, upon proposal of one of the Parties, to coordinate the further actions and/or the possibility of denouncement of the Agreement.

11                      Termination Of The Agreement

11.1               This Agreement may be terminated prior to its stated expiration date in circumstances and in the manner provided for by the law of the Russian Federation.

11.2               Upon termination of this Agreement the Parties shall settle all mutually outstanding accounts.

12                      Period Of Validity Of The Agreement

12.1               This Agreement comes into effect from the day when a legal entity or a individual who is a Subscriber of the Local operator, makes an acceptance of this Public Offer in the order described in clause 3. The validity term of the Agreement is sine die.

13                      Miscellaneous

13.1               The Operator and the User herewith acknowledge that all terms and conditions of this Agreement shall be binding upon the Parties.

13.2               The User is aware of, and consents to, the available Telecommunication Services parameters as regards their quality, reliability and limitations.

13.3               The User is aware of the Regulations of the provision of the Telecommunication Services and consents to abide them.

General Director
OAO Rostelecom
/signed/ D.Ye. Yerokhin
01.01.2006
Seal here

Appendix No. 2

to Agreement No. 03-01-1035 (747-05-23)

Dt. 01.01.2006

Cost of services and amount of agency fee of the Operator

Ref. No.	Items	Price
1.	COLLECTING SUBSCRIBER PAYMENTS, % of the accrued income	6.25%
2.	THE PROVISION OF SERVICES FOR THE CALL OF THE SUBSCRIBER PROCESSING WHEN PROVIDING THE ACCESS TO LD/INTERN. TELECOMMUNICATION SERVICES THROUGH THE DELAY AND IMMEDIATE SYSTEMS OF SERVICING, rubles/min	11.43
3.	BILLING PROCESSING OF TELECOMMUNICATIONS, rubles/min	0.075
4.	CLAIMING AND ACTION PROCEEDINGS, % of the accrued income	2.5%
5.	DRAWING UP,PRINTING, STORING, MAKING BILL COPIES, rubles/min	0.04
6.	DRAWING UP, PRINTING, STORING, MAKING INVOICE COPIES, ACTS OF PERFORMED WORKS, SIGNING RECONCILIATION REPORTS WITH CLIENTS, rubles/min	0.063
7.	PREPARATION OF THE REPORTING FORMS, rubles/set	1,205,324
8.	DOCUMENTATION DELIVERY, rubles/min	0.025
9.	INFORMATION AND HELPLINE SERVICES FOR CLIENTS, rubles/min	0.05

Comment:

1                     The cost of the services and the Operator’s consideration are indicated excluding the VAT.

2                     According to the results of the Agreement execution by the Parties in the first quarter of 2006, the Parties can sign an Additional Agreement on changing the cost of services and the Operator’s remuneration set in this Appendix. In case the Parties decide to sign such an Additional Agreement the parties shall sign it on 01.07.2006.

3                     The amount of the Accrued and Received income is determined on the basis of the Operator’s Report.

4                     For the service indicated in clause 2 of this Appendix the measurement unit is ruble per minute of connection through the immediate and delay servicing systems. In lines 3, 5, 6, 8 and 9 hereof the measurement unit is ruble per minute of the outgoing long-distance or international traffic.

OAO Rostelecom:	North-Western Telecom

General Director	General Director
OAO Rostelecom	North-Western Telecom

/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich
Date January 01, 2006	Date December 27, 2005
Seal here	Seal here

Appendix No. 3

to Agreement No. 03-01-1035 (747-05-23)

dt. 01.01.2006

Report of the Operator

on the accrued income paid for the services rendered to the Users

Under Contract No._________ dt. _________

Form 1.1

The report on the volumes and accrued income for the international telecommunications rendered to individuals (direction- and time-wise)

					In rubles.
	Direction	Line	In		Without			Tariff	Traffic
Direction	code	code	minutes	Tariff	VAT	VAT	Total	category	type
1	2	3	4	5	6	7	8	9	10
Total	Х	100		Х

Form 1.2

The report on the volumes and accrued income for the international telecommunications rendered to self-sustained organizations (direction- and time-wise)

					In rubles.
	Direction	Line	In		Without			Tariff	Traffic
Direction	code	code	minutes	Tariff	VAT	VAT	Total	category	type
1	2	3	4	5	6	7	8	9	10
Total	Х	200		Х

Form 1.3

The report on the volumes and accrued income for the international telecommunications rendered to budgetary organizations (direction- and time-wise)

					In rubles.
	Direction	Line	In		Without			Tariff	Traffic
Direction	code	code	minutes	Tariff	VAT	VAT	Total	category	type
1	2	3	4	5	6	7	8	9	10
Total	Х	300		Х

Form 1.4

The report on the volumes and accrued income for the long-distance telecommunications rendered to individuals in (direction- and time-wise)

					In rubles.
	Direction	Line	In		Without			Tariff	Traffi
Direction	code	code	minutes	Tariff	VAT	VAT	Total	category	type
1	2	3	4	5	6	7	8	9	10
Total	Х	400		Х

Form 1.5

The report on the volumes and accrued income for the long-distance telecommunications rendered to self-sustained organizations (direction- and time-wise)

					In rubles.
	Direction	Line	In		Without			Tariff	Traffic
Direction	code	code	minutes	Tariff	VAT	VAT	Total	category	type
1	2	3	4	5	6	7	8	9	10
Total	Х	500		Х

Form 1.6

The report on the volumes and accrued income for the long-distance telecommunications rendered to budgetary organizations (direction- and time-wise)

					In rubles.
	Direction	Line	In		Without			Tariff	Traffic
Direction	code	code	minutes	Tariff	VAT	VAT	Total	category	type
1	2	3	4	5	6	7	8	9	10

Total	Х	600		Х

Form 1.7

The consolidated report of the Operator on the volumes and accrued income for the international and long-distance telecommunications rendered to all categories of users

			In rubles.
Direction	Line code	In minutes	Without VAT	VAT	Total
1	2	3	4	5	6
International telecommunications, total	10
Individuals	20
Self-sustained organizations	30
Budgetary organizations	40
International telecommunications, total	50
Individuals	60
Self-sustained organizations	70
Budgetary organizations	80
total	90

Notes to the Forms:

1)                            Rostelecom offers the Operator the blank of the blank of Form 1.1-1.7 to be filled (in the Excel format). There is a front sheet similar to the front sheet filled in when the form is submitted to the forms of the state statistical reports attached in Appendix 6 of this Agreement.

2)                            The Operator submits the Reports on amounts of income and on the accrued income for the service rendered (models of forms 1.1.-1.7.) for all the Operator’s and Associated Operators’ ABC zones.

3)                            Destination (names of foreign countries and international zones) with classification according to OAO Rostelecom Tariffs of Long-Distance and International Telecommunications and their codes is indicated in lines of the Forms 1.1-1.6.

4)                            In the columns “Tariff category” of the Forms 1.1-1.6 the conventional code of the entry affiliation to the tariff category is indicated. The list of the codes is drawn up by OAO Rostelecom depending on the tariffs applied.

The following code system is applied:

32	16	8	4	2	1
Method of connection		LD/ Inter	Working days/ week-ends	Tariff

Method of connection:

00 — Automatic method (automatic)

01 — International pay telephone (IPT) and automatic call office (ACO)

10 — With the help of an operator without the possibility of automatic connection (non-automatic destinations)

11 — With the help of an operator (delay)

Type of connection:

0 — Long-Distance telecommunication (highway)

1 — International telecommunication (foreign countries)

Day:

0 — Working days

1 — Week-ends and holidays

Tariff

The smaller Tariff corresponds to the bigger code. The most expensive tariff should have “0” code.

5)                            In line “Traffic type” Traffic code is indicated:  1- automatic, 2- operator, 3- IPT and ACO.

6)                            Lines “Line code” of Forms 1.1-1.7 are not filled in by the Operator.

Form 2. The Operator’s report on the payments for the long-distance and international telecommunications of OAO Rostelecom in_______________

2.1. Service rendering, service payments, service arrears variation in __________, rubles, kopecks

				Service arrears by			Services rendered during the accounting month
				the beginning of the accounting month			Long-distance telecommunications			International telecommunications			Service payments for the accounting month
	Period of service			For the services liable to income tax at the rate of 18%		For the services liable to income tax at	Services liable to income tax at the rate of 18%		Services liable to income tax at	Services liable to income tax at the rate of 18%		Services liable to income tax at	For the services liable to income tax at the rate of 18%		For the services liable to income tax at
Description	month	year	Line code	Total sum	Including VAT	the rate of 0%	Total sum	Including VAT	the rate of 0%	Total sum	Including VAT	the rate of 0%	Total sum	Including VAT	the rate of 0%
1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16

Total

Prepayment accounted for service payments in the accounting month			Service arrears adjustment			Debt write-off connected with inventory			Service arrears by the end of the accounting month

For the services liable to income tax at the rate of 18%		For the services liable to income tax	For the services liable to income tax at the rate of 18%		For the services liable to income tax	For the services liable to income tax at the rate of 18%		For the services liable to income tax	For the services liable to income tax at the rate of 18%		For the services liable to income tax
Total sum	Including VAT	at the rate of 0%	Total sum	Including VAT	at the rate of 0%	Total sum	Including VAT	at the rate of 0%	Total sum	Including VAT	at the rate of 0%
17	18	19	20	10	22	23	24	25	26	27	28

Total

2.2 Service prepayment flow in ________ month, rubles, kopecks

				Prepayment arrears by the beginning of the accounting month				Prepayment received in the accounting month				Prepayment accounted for service payments in the accounting month
	Prepayment period			For the services liable to income tax at the rate of 18%		For the services liable to income tax at the rate of 0%		For the services liable to income tax at the rate of 18%		For the services liable to income tax at the rate of 0%		Services liable to income tax at the rate of 18%		Services liable to income tax at the rate of 0%
Description	Month	year	Line code	total	Including VAT	total	Including VAT	total	Including VAT	total	Including VAT	Total sum	Including VAT	Total sum	Including VAT
1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16

Total

Correction of prepayment arrears received in connection with inventory				Write-off of prepayment arrears received in connection with inventory				Prepayment arrears by the end of the accounting month
For the services liable to income tax at the rate of 18%		Services liable to income tax at the rate of 0%		For the services liable to income tax at the rate of 18%		Services liable to income tax at the rate of 0%		For the services liable to income tax at the rate of 18%		Services liable to income tax at the rate of 0%
total	Including VAT	Total sum	Including VAT	total	Including VAT	Total sum	Including VAT	total	Including VAT	Total sum	Including VAT
17	18	19	20	21	22	23	24	25	26	27	28

Total

Notes:

1.                                                Rostelecom offers the Operator the blank of Form 2 to be filled (in the Excel format). There is a front sheet similar to the front sheet filled in when the form is submitted to the forms of the state statistical reports attached in Appendix 6 of this Agreement.

2.                                                Columns “Description” and “Line code” are not filled in by the Operator.

3.                                                The reports are filled out in the context of the periods of service rendering: one line of the report corresponds to one service period, the information is provided  about service payment arrears, service rendering etc. during the current accounting period.

4.                                                The columns “Correction of arrears...” and “Write-off of arrears...” are filled periodically and on the basis of the documents indicated in Appendix 9 hereto.

OAO Rostelecom	Operator:

General Director	General Director
OAO Rostelecom	OAO North-Western Telecom

/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich
Date: January 01, 2006	Date December 27, 2005

Seal here	Seal here

Appendix No. 4
to Agreement No. 03-01-1035 (747-05-23)
dt. 01.01.2006

Peculiarities of the Interaction of Rostelecom and the Operator
for the Provision of the Observance of the VAT Law

1.      Drawing up of invoices and submittal of documentation on VAT

The Operator draws up invoices in the form approved by the Governmental Regulation of the Russian Federation No.914 of 02.12.2000, only for the services of Rostelecom rendered to legal entities and individual entrepreneurs without the establishment of a legal entity, as well as for the prepayment services of Rostelecom rendered to the mentioned categories of Users.

The lines of the invoices are filled as follows:

Number of invoice line	Order of filling out (what is indicated)
1	2
1

Invoice number. The number has the structure ХХХХХХХХ.АААААААА-РТК (21 characters), where ХХХХХХХХ — a unique number — the company code assigned to the Operator (legal entity) by Rostelecom. АААААААА — invoice ordinal number. The uniqueness of the number is secured by the Operator.

2	Company name (OAO Rostelecom)
2а	Legal address of the company (Delegatskaya str. 5, 127091, Moscow)
2б	TIN 7707049388 / KPP of the direction of the company subsidiary, with which the Agreement is concluded
3	Dash
4	Dash
5

By invoicing (in a single copy) by the receipt of prepayment or by the rendering of the services at the expense of the earlier received prepayments — details of the payment-accounting document (payment order), otherwise — dash

6	Name of the client (central agency)
6a	Legal address of the client (central agency)
6b	TIN of the client / KPP of the organization department of the client organization

Column 1 of the invoice must contain the phrase “Long-distance telecommunications”, “International telecommunications” or “Long-distance and international telecommunications” the number and date of the agreement concluded between Rostelecom and the Users-legal entities, (if the like agreement was concluded by drawing up a single document) or the phrase Public offer of the OAO Rostelecom dt. _________ (if the like agreement was concluded in any other way). The invoices for the services of Rostelecom rendered to the population, as well as for the prepayment for the services of Rostelecom received from the population are not drawn. For the registration in the account-book the Operator draws up (in a paper form) consolidated invoices: а) for the total cost of the Services of Rostelecom, rendered to the population during the accounting period; b) for the aggregate prepayments received from the individual user within the period under review on account of the rendering of the services by  Rostelecom. In line 6 of such invoices the client name “Population” is indicated, and lines 6 а and 6 b are not filled. For the registration in the purchase book the Operator draws up a similar invoice for the sum of the prepayment received for the services of Rostelecom from the population, on account of which the services of Rostelecom were rendered in the accounting period.

To facilitate the signing of invoices for the Users for the services rendered by Rostelecom on behalf of Rostelecom, Rostelecom issues a power of attorney for the right of signing of invoices on behalf of Rostelecom to the Operator’s employees in accordance with the lists provided by the latter.

The Operator draws up reports in respect of the services of Rostelecom, the reports for the formation of sales and purchase logs by Rostelecom. The reports for the formation of sales and purchase logs are drawn up in accordance with the Regulations of keeping log books of the received and composed invoices, sales and purchase logs by the adjustment of VAT, approved by the Governmental Regulation of the Russian Federation РФ No.914 of 02.12.2000, taking into consideration the specified details.

The Report for the formation of the sales log is drawn up in accordance with Form 1.

In the Report for the formation of the sales log the Operator registers the invoices for the services of  Rostelecom, rendered to the Users during the accounting period, as well as the invoices for the prepayment received from the Users during the accounting period on account of the rendering of the services of Rostelecom. Besides, the Operator registers in the Report for the formation of the sales log the consolidated invoice for the cost of the services of Rostelecom, rendered to the population during the accounting period  and the sum of the prepayment received from the Users during the accounting period on account of the rendering of the services of Rostelecom (see above). By the registration of such invoices in column 2 the client name “Population” is indicated, and columns 3, 3а, 3b of the Report are not filled. As regards the cost of the services of Rostelecom and the sum of the prepayment on account of the rendering of the services of Rostelecom, that were included into the consolidated invoices registered in the Report for the formation of the sales log, the Operator draws up a Register according to Form 2 (at that, the sums included into the Register are assigned the numeration of the corresponding invoices).

The Report for the formation of the purchase log is drawn up in accordance with Form 3.

In the Report for the formation of the purchase log the Operator registers the invoices for the prepayment for the services of Rostelecom, on account of which the services of Rostelecom were rendered during the accounting period. Besides, the Operator registers in the Report for the formation of the purchase log the consolidated invoice for the prepayment for the services of Rostelecom received from the population, on account of which the services of Rostelecom were rendered during the accounting period (see above). By the registration of such invoices in column 5 of the Report the seller name “Population” is indicated, and columns 3-4, 5а, 5b, 6 of the Report are not filled. As regards the prepayments included into the consolidated invoice registered in the Report for the formation of the purchase log, the Operator draws up a Register according to Form 4.

Every month, the Operator must present to Rostelecom the following documents:

•                  The Report for the formation of the sales log for the month under review (according to Form 1). The Report is presented in paper form (paper-bound, signed by the Director and Chief Accountant of the Operator) and in the electronic form  (in the format DBF DBASE IV);

•                  The Report for the formation of the purchase log for the accounting month (according to Form 3). The Report is presented in paper form (paper-bound, signed by the Director and Chief Accountant of the Operator) and in the electronic form  (in the format DBF DBASE IV);

•                  The Registers of the Services of Rostelecom and the prepayments included into the consolidated invoices registered in the Reports for the formation of the sales and purchase logs in the accounting month (according to Forms 2 and 4). The Registers are presented in the electronic form (in the format DBF DBASE IV).

All the indicated documents are drawn up and presented covering the activity of the Operator as a whole.

The Reports for the formation of the sales and purchase logs are presented no later than the 18th day of the month following the accounting month (bound — by courier). The Registers of the Services of Rostelecom and the prepayments included into the consolidated invoices are presented no later than the 20th day of the third month following the accounting month.

2.      The order of the application to the rendering of the services of the 0% VAT rate and the presentation of the documentation proving the validity of the application of the 0% VAT rate

In accordance with paragraph 7 entry 1 of article 164 of the Tax Code of the Russian Federation the 0% VAT rate is applied by the rendering of the services of Rostelecom for the official use by the international diplomatic and equated to them representatives or for personal use by the diplomatic or administrative and technical personnel of these representative offices, including the resident family members, provided the law of the corresponding foreign country establishes the similar order in relation to the diplomatic and equated to them representative offices of the Russian Federation and their employees or if the similar form is indicated in the international agreement of the Russian Federation.

At the time of the conclusion of the present agreement the list of the countries in relation to the  diplomatic representative offices and employees of which the 0% VAT rate is applied, is established by the Letter of Ministry of Taxation and Charges  of the Russian Federation No.РД-6-23/382 of 01.04.2003 (with amendments). If after the conclusion of the present Agreement the Letter of MTC of the Russian Federation No.РД-6-23/382 of 01.04.2003 is cancelled, in order to determine the list of the countries in relation to the diplomatic representatives and employees of which the 0% VAT rate should be applied, other duly approved and valid documents establishing the indicated list should be used. The possibility of the application of the 0% VAT rate to the foreign diplomatic representative office is determined in accordance with the list valid at the day of the rendering of the services of Rostelecom.

The 0% VAT rate is applied only in relation to the services rendered to the diplomatic and equated to them representatives by the subscriber numbers indicated in the agreement on the rendering of the long-distance and international telecommunications between Rostelecom (concluded by the Operator on behalf of Rostelecom) and the diplomatic representative office.

The 0% VAT rate is applied exceptionally on the condition of the presentation by the diplomatic and equated to them representative office to the Operator of an official letter of the representative (signed by the head of representative office or the substitute, sealed by the stamp of the representative office in question), confirming that the services of Rostelecom are intended for the official use by the representative offices or their employees.

The letter must contain the following phrase: “This is to confirm that the long-distance and international telecommunications rendered by OAO Rostelecom (Delegatskaya str. 5, 127091, Moscow) according to the public agreement No.______ dt. _________________ by the list of subscriber numbers given below are intended for the official use by the representative office”. The letter must contain the list of the subscriber numbers by which the services of Rostelecom are rendered, in relation to which the 0% VAT rate is applied, in the format:   (code ABC, DEF) (subscriber number).

The Operator is obliged to provide the storing of the original of the indicated letters during the period of three years starting from the date of the end of the year in which the services of Rostelecom were rendered, and the presentation of these originals to Rostelecom in case of necessity.

In the case of the application of the 0% VAT rate the Operator must draw up the invoice for the diplomatic and equated to them representative office, indicating the fact of the rendering of the services of Rostelecom with the application of the 0%, VAT rate, with the mark “for diplomatic use”.

By non-performance of the application of the aforementioned conditions the Operator should apply to the rendering of the services of Rostelecom to the diplomatic and equated to them representative office of the 18% VAT rate.

In accordance with the Regulations of the application of the zero VAT rate by the selling of goods (works, services) for the official use by the foreign diplomatic and equated to them representative offices or for personal use by the diplomatic or administrative and technical employees of these representative offices, including the resident family members, established by the Governmental Regulation of the Russian Federation No.1033 of 30.12.2000, in order to prove the validity of the application of the 0% VAT rate in relation to the services of Rostelecom, rendered to the diplomatic and equated to them representative offices during the accounting period, the Operator must present to Rostelecom:

•                  The Register of the Services by the rendering of which the 0% VAT rate was applied (hereinafter — Register), according to Form 5;

The Register is presented in paper form, signed by the Director and Chief Accountant of the Operator, as well as in the electronic form (format DBF DBASE IV).

•                  The copies of the letters of the diplomatic and equated to them representative offices listed in the Register, drawn up as indicated above and confirming that the Services of  Rostelecom are intended for the official use by the representative office or their  employees;

•                  The copies of the invoices indicated in the Register, in which it must be indicated that the Services of Rostelecom were rendered with the application of the 0% VAT rate, with the mark “for diplomatic use”;

•                  The copies of the agreements with the diplomatic and equated to them representative offices listed in the Register, concluded by the Operator on behalf of Rostelecom for the rendering of the Rostelecom Services.

All the indicated documents are drawn up and presented covering the activity of the Operator as a whole.

The indicated documents are presented by the Operator no later than the 14th day of the month following the accounting month (faxed as hard copy).

Appendices

Form 1. The Report for formation of the sales log

Form 2. Register of the Services of Rostelecom and the prepayments on account of the rendering of the Services of Rostelecom, included into the consolidated invoices, registered in the sales log.

Form 3. The Report for the formation of the purchase log

Form 4. Register of the prepayments on account of the rendering of the Services of Rostelecom, included into the consolidated invoice, registered in the purchase log.

Form 5. Register of the services which were rendered at 0% VAT rate.

OAO Rostelecom:	North-Western Telecom:

General Director OAO Rostelecom /signed/ D.Ye. Yerokhin Date January 01, 2006 Seal here	General Director North-Western Telecom /signed/ V.A. Akulich Date December 27, 2005 Seal here

Form 1

The Report for the formation of the sales log
	Unique identifier	Details of the seller’s invoice					Date of payment of the seller’s invoice (by receipt of prepayment or by rendering of services on account	Sales
Form number	of the recipient of the bill	Number	Date (DD.MM. YYYY)	Name of the Buyer	TIN of the client	KPP of the client	of the earlier received prepayments) (DD.MM.YYYY)	total, including VAT
		1а	1b	2	3	3а	3b	4
		Х	Х	Total	Х	Х	Х
		***	***	***	***	***	***	***
		***	***	***	***	***	***	***

Including
Sales liable to taxation at the rate of
18 per cent (5)		10 per cent (6)		0 per cent	20 per cent (8)		Purchases
Cost of sales without VAT (rubles, kopecks)	VAT amount (rubles, kopecks)	Cost of sales without VAT (rubles, kopecks)	VAT amount (rubles, kopecks)	(rubles, kopecks)	Cost of sales without VAT (rubles, kopecks)	VAT amount (rubles, kopecks)	exempt from taxation (rubles, kopecks)
5а	5b	6а*	6b*	7	8а*	8b*	9*

***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

Invoice indication (prepayment invoice- 01/ service payment invoice-02)	Indication of services liable to taxation at the rate of 0% VAT (1)	Number of the payment- accounting document — payment order (by receipt of prepayment or by rendering of services at the expense of the earlier received prepayment).	Legal address of the client (central agency)
10**	11***	12	13
Х	Х	Х	Х
***	***	***	***
***	***	***	***

* - the columns are not filled.

** - the indication 01 is used only for the registration in the sales log of the invoices for the prepayments received on account of the rendering of the services. By the registration of the invoices for the services, the payment for which was performed as prepayment, the indication 02 is used.

*** - the indication is used for the registration in the sales log of both the invoices for the services liable to taxation at the 0% VAT rate, and the invoices for the prepayments received on account of the rendering of the services liable to taxation at the 0% VAT rate.

Director	(Full name)

Chief accountant	(Full name)

The description of the fields for the DBF file

Field name	Name	Type, size	Description
1.	Form	N (2)	Form number. Acquires the value of 41
2.	Рeriod_d	С (7)	Accounting period (MM.YYYY)
3.	Subscrb_ID	C(15)

The unique identifier of the recipient of the bill. The identifier is formed by the Operator on the basis of the unique information in АСР (for instance, branch number, identifier of user, personal account number). The identifier must coincide with the identifier used by the transfer to the OAO Rostelecom of the user data, be unique within the borders of the whole company of the Operator, and must remain unchanged during the whole financial history of the user.

4.	Sel_f_num	С (21)	Details of the seller’s invoice Number
5.	Sel_f_date	D	Details of the seller’s invoice Date (DD.MM.YYYY)
6.	Cust_name	С (180)	Client name
7.	Cust_inn	N (12)	TIN of the client
8.	Cust_kpp	N (9)	KPP of the client
9.	Pr_brutto	N (13.2)	Sales total, including VAT
10.	Pr_net_18	N (13.2)	Sales total, excluding VAT (rubles, kopecks) liable to taxation at the rate of 18% (5) of the sales
11.	Nds_18	N (13.2)	VAT amount (rubles, kopecks) liable to taxation at the rate of 18% (5) of the sales
12.	Pr_net_10	N (13.2)	Sales total, excluding VAT (rubles, kopecks) liable to taxation at the rate of 10% (5) of the sales
13.	Nds_10	N (13.2)	VAT amount (rubles, kopecks) liable to taxation at the rate of 10% (5) of the sales
14.	Pr_net_0	N (13.2)	Tax-free sales
15.	Pr_net_20	N (13.2)	Sales total, excluding VAT (rubles, kopecks) liable to taxation at the rate of 20% * (8) of the sales
16.	Nds_20	N (13.2)	VAT amount (rubles, kopecks) liable to taxation at the rate of 20% * (8) of the sales

17.	No_nds	N (13.2)	Sales exempt from taxation (rubles, kopecks)
18.	Pay_priz	N (2)	Invoice indication (prepayment invoice-01/ service payment invoice-02)
19.	Nds_priz	N (1)	Indication of services liable to taxation at the rate of 0% VAT (1)
20.	Cust_adr	C(200)	Legal address of the client (central agency)
21.	Cust_Pay_d	D	Date of liquidation of seller’s invoice
22.	Cust_Pay_n	C(21)	Number of the payment-accounting document — payment order (by receipt of prepayment or by rendering of services at the expense of the earlier received prepayment).

Form 2

Register of the Services of Rostelecom and the prepayments on account of the rendering of the Services of Rostelecom, included into the consolidated invoices, registered in the sales log for ___________

Form number	Ref. No.	Unique identifier of the recipient of the bill	Name of User	Address of individual	TIN of the client-individual	Invoice number	Cost of services (including VAT, rubles, kopecks)	Amount of VAT in service cost (rubles, kopecks)	Invoice indication (prepayment invoice-01/ service payment invoice-02)
	1		2	3	4	5	6	7	8*
	Х		Total	Х	Х	Х			Х
	**		***	***	***	***	***	***	***
	**		***	***	***	***	***	***	***

Details of the payment-accounting document — payment order (by receipt of prepayment or by rendering of services on account of the earlier received prepayments)
Number	Date (DD.MM.YYYY)
9	10
Х	Х
***	***
***	***

-                                the indication 01 is used only for the prepayments received on account of the rendering of the services. By the registration of the invoices for the services, the payment for which was performed as prepayment, the designation 02 is used.

The description of the fields for the DBF file

Field name	Name	Type, size	Description
1.	Form	N (2)	Form number. Acquires the value of 42
2.	Рeriod_d	С (7)	Accounting period (MM.YYYY)
3.	Seq_n	N (7)	Sequence number
4.	Subscrb_ID	C(15)	The unique identifier of the recipient of the bill.
5.	User_fio	С (80)	Name of User
6.	Cust_adr1	C(200)	Address of individual
7.	Cust_inn	N (12)	TIN of the client
8.	Sel_f_num	С (21)	Invoice number
9.	Pr_brutto	N (13.2)	Cost of services (including VAT, rubles, kopecks)
10.	Nds	N (13.2)	Amount of VAT in service cost (rubles, kopecks)
11.	Pay_priz	N (2)	Invoice indication (prepayment invoice-01/ service payment invoice-02)
12.	Cust_Pay_n	С (21)	Details of the payment-accounting document — payment order (by receipt of prepayment or by rendering of services at the expense of the earlier received prepayment). Number
13.	Cust_Pay_d	D	Details of the payment-accounting document — payment order (by receipt of prepayment or by rendering of services at the expense of the earlier received prepayment). Date (DD.MM.YYYY)

Form 3

The Report for the formation of the purchase log

		Unique identifier	Details of the seller’s invoice		Date of liquidation of seller’s	Date of registration of goods (works,				Country of origin of the goods	Purchase total, including
		of the		Date	invoice	services		TIN	KPP	CUSTOMS	VAT
Form		recipient of		(DD.MM	(DD.MM.	(DD.MM	Seller’s	of the	of the	DECLARATION	(rubles,
number	No.	the bill	Number	YYYY)	YYYY)	YYYY)	name	seller	seller	number	kopecks)
	1		2а	2b	3**	4***	5***	5а****	5b****	6*	7
	Х		Total	Х	Х	Х	Х	Х	Х	X
	***		***	***	***	***	***	***	***	***	***
	***		***	***	***	***	***	***	***	***	***

Including
purchases liable to taxation at the rate of
18 per cent (8)		10 per cent (9)			20 per cent * (11)
Cost of purchases without VAT (rubles, kopecks)	VAT amount (rubles, kopecks)	Cost of purchases without VAT (rubles, kopecks)	VAT amount (rubles, kopecks)	0 per cent (rubles, kopecks)	Cost of purchases without VAT (rubles, kopecks)	VAT amount (rubles, kopecks)	Purchases exempt from taxation (rubles, kopecks)	Indication of services liable to taxation at the rate of 0% VAT (1)
8а	8b	9а*	9b*	10*	11а*	11b*	12*	13*****
							Х	Х
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Director	(Full name)

Chief accountant	(Full name)

* - the columns are not filled.

** - the date of prepayment receipt.

*** - the last date of the service month.

**** - User’s details.

***** - Filled in connection to the advance payments for services with 0%.VAT rate.

The description of the fields for the DBF file

Field name	Name	Type, size	Description
1.	Form	N (2)	Form number. Acquires the value of 43
2.	Рeriod_d	С (7)	Accounting period (MM.YYYY)
3.	Seq_n	N (7)	Sequence number
4.	Subscrb_ID	C(15)	The unique identifier of the recipient of the bill.
5.	Sel_f_num	С (21)	Details of the seller’s invoice Number
6.	Sel_f_date	D	Details of the seller’s invoice Date (DD.MM.YYYY)
7.	Cast_Pay_d	D	Date of liquidation of the seller’s invoice (DD.MM.YYYY)
8.	Accept_dat	D	Date of registration of the receipt of goods (works, services) (DD.MM.YYYY)
9.	Sel_name	С (120)	Name of the seller
10.	Sel_inn	N (12)	TIN of the seller
11.	Sel_kpp	N (9)	KPP of the seller
12.	Customs Declaration_num	С (50)	Country of origin of the goods. Customs Declaration number
13.	Pr_brutto	N (13.2)	Purchase total, including VAT (rubles, kopecks)
14.	Pr_net_18	N (13.2)	Purchase total, excluding VAT (rubles, kopecks) liable to taxation at the rate of 18% (8)
15.	Nds_18	N (13.2)	VAT amount (rubles, kopecks) liable to taxation at the rate of 18% (8)
16.	Pr_net_10	N (13.2)	Purchase total, excluding VAT (rubles, kopecks) liable to taxation at the rate of 10% (5) of the sales
17.	Nds_10	N (13.2)	VAT amount (rubles, kopecks) liable to taxation at the rate of 10% (5) of the sales
18.	Pr_net_0	N (13.2)	Tax free purchases
19.	Pr_net_20	N (13.2)	Purchase total, excluding VAT (rubles, kopecks) liable to taxation at the rate of 20% * (8) of the sales
20.	Nds_20	N (13.2)	VAT amount (rubles, kopecks) liable to taxation at the rate of 20% * (8) of the sales
21.	No_nds	N (13.2)	Purchases exempt from taxation (rubles, kopecks)
22.	Nds_priz	N (1)	Indication of services liable to taxation at the rate of 0% VAT (1)

Form 4

Register of the prepayments on account of the rendering of the Services of Rostelecom, included into the consolidated invoice, registered in the purchase log for ___________

Form number	Ref. No.	Unique identifier of the recipient of the bill	Name of User	Invoice number	Cost of services (including VAT, rubles, kopecks)	Amount of VAT in service cost (rubles, kopecks)
	1		2	3*	4	5
	X		Total	Х
	***		***	***	***	***
	***		***	***	***	***

Details of the payment order
Number	Date (DD.MM.YYYY)
6	7
Х	Х
***	***
***	***

* - invoice number assigned upon receipt of the prepayment

The description of the fields for the DBF file

Field name	Name	Type, size	Description
1.	Form	N (2)	Form number. Acquires the value of 44
2.	Рeriod_d	С (7)	Accounting period (MM.YYYY)
3.	Seq_n	N (7)	Sequence number
4.	Subscrb_ID	C(15)	The unique identifier of the recipient of the bill.
5.	User_fio	С (80)	Name of User
6.	Sel_f_num	С (21)	Invoice number
7.	Pr_brutto	N (13.2)	Cost of services (including VAT, rubles, kopecks)
8.	NDC	N (13.2)	Amount of VAT in service cost (rubles, kopecks)
9.	Cast_Pay__n	C(25)	Details of the payment order Number
10.	Cust_Pay_d_d	D	Details of the payment order Date (DD.MM.YYYY)

Form 5

Register of the Services which were rendered at 0% VAT for ________

Form			Cost of	Details of the invoice
number	Ref. No.	Name of representative offices	services	Number	Date
	1	2	3	4	5
	Х	Total		Х	X
	***	***	***	***	***
	***	***	***	***	***

Details of the letter of confirmation		Details of the agreement with the User
Number	Date	Number	Date
6	7	8	9
Х	Х	Х	Х
***	***	***	***
***	***	***	***

Director	(Full name)

Chief accountant	(Full name)

The description of the fields for the DBF file

Field name	Name	Type, size	Description
1.	Form	N (2)	Form number. Acquires the value of 45
2.	Seq_n	N (7)	Sequence number
3.	Prs_n	С (50)	Name of representative offices
4.	Embassy_n	N (13.2)	Cost of services
5.	Srv_period	C(21)	Details of the invoice Number
6.	Sel_f_num	D	Details of the invoice Date
7.	Sel_f_date	C(15)	Details of the letter of confirmation Number
8.	Lettr_num	D	Details of the letter of confirmation Date
9.	Pay_doc_d	С (25)	Details of the agreement with the users Number
10.	Contract_n	D	Details of the agreement with the users Date

Appendix No. 5
to Agreement No. 03-01-1035 (747-05-23)
dt. 01.01.2006

Acceptance Act for Services Rendered
 Under Contract No._________ dt.
for ______________ month _________

This Act is drawn up between Rostelecom, Open Joint-Stock Company for Long-Distance and International Telecommunications, hereinafter, “Rostelecom”, represented by_________________________________authorized to act by Power of attorney No._______________________ dt.__________________________________________________ on the one part, and ______________________________________________, hereinafter referred to as “Operator” represented by_________________________________, acting on the ground of _______________________________________, hereinafter altogether referred to as the “Parties”, confirming the following services rendered by Operator to Rostelecom:

Basis for the calculation of the service cost
Ref. No.	Service Description	Title	Value
1	2	3	4
1	Services, stipulated by para. 2.1. of the Agreement:	Accrued income
2	Services, stipulated by paras 2.2 and 2.3 of the Agreement	Accrued income
Total

Service Tariff, rubles/pcs	Service Cost inc. VAT, rubles	Including VAT, rubles
5	6	7

Total

The rendered services cost aggregated  ________, including VAT _______.

The services were presented properly and according to Agreement terms.

OAO Rostelecom	Operator:

General Director	General Director

OAO Rostelecom	OAO North-Western Telecom

/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich

Date January 01, 2006	Date December 27, 2005

Seal here	Seal here

Appendix No. 6
to Agreement No. 03-01-1035 (747-05-23)
dt. 01.01.2006

List of Reporting Forms

1.     The IRO branches provides the information for forming the OAO Rostelecom reports based on the following forms of state statistics reporting:

1.1                     F 88 “Outgoing payable exchange data” - presented monthly

1.2                     F 4 “Data of exchange over the telecommunication networks” - presented once in a quarter

1.3                     F 12 “Data of incomes of communication companies” - presented monthly

1.4                     F 65 “Data of incomes from telecommunications” - presented once in a quarter

The order of data presentation to the Rostelecom Main Computer Center

Information regarding statistical reporting is transmitted to the Rostelecom Computer Center as a universal pattern.

While working out the title list of the sample, it is necessary to put the unique number of the entity, registered by the Computer Center for the data that have to be registered in the statistic accounts forms of OAO Rostelecom.

The terms of providing forms to Rostelecom Computer Center:

form No.	Terms of data submission to Computer Center by IRO branches
12	7
4	7
88	5
65	27

The day of a month, going after the reporting period is shown.

Example of the filling the sample

Name of firm (organization department)	The Moscow branch of OAO Tsentrtelecom
Document code	1
Firm code	51500х	OKDP	5420030
Head of firm (organization department)	Parfenov A.I.	OKONKh	52300
		OKATO	50401372000
OKPO (8 characters)	04856347	OKOGU	49008
Organization department code	0	OKOPF	90
		OKFS	34

Comment: enterprise code  _ -  51500х (given by the Computer Center)

2.     The accounting documents within the framework of the Information Collection and Checking System (ICCS), submitted to Svyazinvest:

2.1                     “Accounts receivable for the Telecommunication Services rendered to the institutions and organizations subsidized from the Federal budget”

The report “Accounts receivable for the Telecommunication Services rendered to the institutions and organizations subsidized from the Federal budget” is submitted to the analysis department of the Commercial Direction of OAO Rostelecom before the 15th day of the month following the accounting month in the form established by the OAO Svyazinvest. The data must be submitted in the written and electronic form to the following addresses: Fax:973-99-38, e-mail: Shuwaewa @rt.ru

Contact Tel: 973-99-68

2.2                     “The analysis of the state of the accounts receivable”

OAO Rostelecom	Operator:

General Director	General Director

OAO Rostelecom	OAO North-Western Telecom

/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich

Date January 01, 2006	Date December 27, 2005

Seal here	Seal here

Appendix No. 7
to Agreement No. 03-01-1035 (747-05-23)
dt. 01.01.2006

PARTIES MUTUAL SETTLEMENT PROCEDURE

1                              The monetary obligations of the Operator to Rostelecom (para. 4.1.1 of the Agreement).

1.1                     Within the term before the 25th day of the Billing period the Operator must transfer to Rostelecom one hundred per cent (100%) of the Accrued income for the month preceding the Billing period for the Telecommunication Services rendered during all periods preceding the Billing period, in accordance with the Operator’s Report.

1.2                     Irrespective of any provision of para. 1.1 of this Appendix 7 contradicting the understated, before the 25th day of the Billing period the Operator must transfer to Rostelecom, irrespective of the amount of payment received in the month preceding the Billing period, no less than the Minimal payment in the amount of 41% of the Accrued income for the Services rendered during the month preceding the Billing period (para. 4.1.1 of the Agreement).

1.3                     Rostelecom presents to the Operator the invoice for the payment of the Revenue earned, for the amount determined with the consideration of para. and 1.2. hereof, before the 20th day of the Billing period.

2                              The monetary obligations of Rostelecom to the Operator (para. 4.1.2. of the Agreement).

2.1                     Rostelecom shall pay the Operator remuneration for the Services, rendered by the Operator to Rostelecom in accordance with clauses 2.1, 2.2 and 2.3 of Section 2 of this Agreement within the terms and in the amount indicated further. The total sum of the monetary obligations of Rostelecom for the services rendered by the Operator to Rostelecom  in accordance with paras 2.1., 2.2 and 2.3 of Section 2 of this Agreement in each corresponding period shall be calculated on the basis of Acceptance Acts for the corresponding periods signed by the Parties.

2.2                     No later than the 25th day of the Billing Period Rostelecom shall pay the Operator a sum in the amount equal to M, which is calculated according to the following formula:

M = Areceived — Amin.  where

М — is the amount of payment which should be timely paid by Rostelecom no later than the 25th day of the Billing Period for the services rendered by the Operator to Rostelecom in accordance with paras 2.1, 2.2. and 2.3. of Section 2 of this Agreement within all periods previous to the Billing Period. The sum of this payment shall not exceed the sum of cost of services not paid by Rostelecom under this Agreement rendered to the latter by the Operator.

A received   — is the Revenue earned in the month preceding the Billing period, in accordance with the Operator’s Report, for the Telecommunication Services rendered by Rostelecom to the Users during all periods preceding the Billing period.

A min. — the amount of the Minimal payment, in accordance with para. 1.2. hereof.

Calculated payment М is set off for the Operator against the payment for the services rendered by the Operator to Rostelecom in accordance with paras 2.1, 2.2 and 2.3 of Section 2 of this Agreement within all periods of its validity in the part where these services are not paid for yet on the moment of the payment calculation.  The Parties agree that in the first place the payments account for the services rendered during the earlier periods.

2.3                     Rostelecom makes the payments to the Operator according to para. 2.2 of this Appendix until the total sum of all payments made by Rostelecom according to this clause 2 becomes equal the total cost of the services rendered to Rostelecom by the Operator.

2.4                     The Operator presents to Rostelecom the invoices for the payments specified in para. 2.2. hereof, for the sums calculated in accordance with the mentioned paragraph, before the  20th day of the month in which the corresponding payment is due to be performed.

3                              In order to cancel (partially cancel) the obligations indicated in para. 1 and 2 hereof, as well as the obligations of Rostelecom to the Operator arising from the Agreement of connection of telecommunications networks No. _____________ in the redaction dated _____________ (hereinafter — “Agreement of connection”), the Parties agree upon monthly offsetting of claims by means of signing Offset Acts on the dates when such obligations must be fulfilled in accordance with this Agreement and the Agreement of connection.

OAO Rostelecom	Operator:

General Director	General Director

OAO Rostelecom	OAO North-Western Telecom

/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich

Date January 01, 2006	Date December 27, 2005

Seal here	Seal here

Appendix No. 8
to Agreement No. 03-01-1035 (747-05-23)
dt. 01.01.2006

Procedure for Checking Operator for the Correct Performance of the Agreement Term

1.               This Appendix defines the list of activities necessary to be taken by the Parties (Rostelecom and the Operator) to control the completeness and correctness of the bills  drawn up to the Users for the Telecommunication Services rendered on behalf of  Rostelecom.

2.               This Appendix defines the methods of controlling the data about the Long-Distance and international Traffic and the correctness of the drawing up the bills to the Users.

3.               The control can be initiated for the Reporting Period within the validity of the current Agreement providing of observing the statute of limitation, prescribed by the law of the Russian Federation.

4.               The reasons for the beginning of implementation the control measures are:

4.1                     discrepancies of the total cost parameters of the Rostelecom and Operator reports, exceeding 3% relatively to the indices of the Rostelecom,

4.2                     complaints from the Users.

4.3                     Worsening of the financial result for OAO Rostelecom.

5.               The following actions can be performed in the control:

5.1                     Control of billing and account data;

5.2                     Detailed reconciliation

5.3                     comprehensive technical study;

5.4                     the checking of the fidelity of VAT rates adaptation;

5.5                     the checking of the fidelity of adaptation the tariffs for telecommunications provided by Rostelecom upon the issue of the bills;

5.6                     Clarification of the reasons of origin (increasing/decreasing) notes Receivables due from Users and so on.

6.               Control of billing and account data

6.1                     The reason for control of the billing and accounts data is the discrepancy of cost parameters of the Operator’s Report and data available to Rostelecom.

6.2                     Rostelecom forms and direct to the Operator comparative analysis of the Operators Reports (tables 1.1-1.6 Appendix 2 hereto) and Rostelecom data form table 1 (Excel format) of this Appendix, marking out directions (no more than 5), on which the discrepancies are the largest.

6.3                     The Operator within 3 working days conducts a counter analysis of the Report according to the form of Table 1 of this Appendix for observing the ratification conditions while billing:

6.3.1            Minimum non-tarifed limit,

6.3.2            type of the traffic round-off,

6.3.3            Tariffs applied,

6.4                     If one of the Parties discovers a mistake on this stage and its correction results in the elimination of the discrepancies, the Parties approve the date of the mistake correction and the date of rebilling and the necessity for the correction of the bills drawn up for the Users.

6.5                     If the mistake was not found or its correction didn’t remove the discrepancies, then the Parties fix such discrepancies in Reconciliation Report.

7.               Detailed reconciliation

7.1                     The ground for the detailed reconciliation are discrepancies fixed in the Reconciliation Report on the stage of reconciliation of billing and discrepancy accounts.

7.2                     The Parties adjust with the operation factors of the detailed reconciliation:

7.2.1            time factors (month, week, day, hour and so on),

7.2.2            ancillary parameters (switchboards, trunks, numbering capacity),

7.2.3            aspect of the detailed reconciliation,

7.2.4            size of the detailed reconciliation,

7.2.5            data exchange type.

7.3                     The format sample for accordance of measured service data for a detailed revise, indicated in Table 2 of the Appendix, can be changed depending on technical abilities of the Parties. Detailed reconciliation is conducted under the agreement of the Parties using the resources of Rostelecom and/or Operator. The results of the reconciliation, performed by Rostelecom, send to the address of Operator not later than after 7 working days from matching of the operation factors, indicated in para. 7.2 of the Appendix.

7.4                     The parties conduct analysis of the results of the detailed reconciliation. If one of the Parties discovers a mistake on this stage and its correction results in the elimination of the discrepancies, the Parties approve the date of the mistake correction and the date of rebilling and the necessity for the correction of the bills drawn up for the Users.

7.5                     If the mistake was not found or it’s correction didn’t remove the discrepancies, then the Parties fix such discrepancies in revise statement not later than 3 working days after results of the detailed revision will be ready. The Parties will co-ordinate the next steps:

7.5.1            Another addition, ancillary parameters of the revise are selected (repeated execution of the stage of the detailed reconciliation),

7.5.2            comprehensive technical study should be performed.

8.               Comprehensive technical study.

8.1                     The reason for the realization of the comprehensive technical study is coordinated on the previous stages statements and the absence of the ascertained reasons for discrepancies.

8.2                     In the context of the comprehensive technical study it can be realized by the associated Parties:

8.2.1                                    verification of capacity for work of communication channels;

8.2.2                                    verification of the recording completeness  of the tariff files;

8.2.3                                    verification of recording conditions of the tariff files;

8.2.4                                    registration of the probing calls;

8.2.5                                    verification of the routing Regulations;

8.2.6                                    verification of the software, used in the system of collection and processing of tariff information and so on;

8.2.7                                    using indirect methods of research.

8.3                     After getting the results the report is organized and agreed by the Parties, the used methods, conclusions, recommendations for eliminating the reasons, caused the discrepancies, the terms of removal such reasons are indicated inside this report. According to the conclusions of the reports of the comprehensive technical study, the decision is taken about the date of re-calculation and necessity of adjustment of the bills, presented to the Users.

Table 1. Dedicated reconciliation form

				Rostelecom data			Operator data			Discrepancies
User category	Tariff category	Direction	Direction code	min	tariff	Total	min	tariff	Total	min	% (rubles)

Table 2. Format of call service data

Data should be presented in electronic file using format dbf or xls.

Tel_A*	Tel_В*	Mn_I*	Mn_O*	Date*	Time*	D_sec*

* fill-in spaces are marked

1.               Field Tel_A*: Number of the subscriber А phone

2.               Field Tel_B*: Number of the subscriber B phone

3.               Field Mn_I*: Mnemonics of incoming group of channels

4.               Field Mn_O*: Mnemonics of outgoing group of channels

5.               Field Date*: Date of the call beginning (DDММYY)

6.               Field Time*: Time of the call beginning (HHММSS)

Field D_sec*: Call duration (in seconds)

OAO Rostelecom	Operator:

General Director	General Director

OAO Rostelecom	OAO North-Western Telecom

/signed/ D.Ye. Yerokhin	/signed/ V.A. Akulich

Date January 01, 2006	Date December 27, 2005

Seal here	Seal here

Appendix No. 9
to Agreement No. 03-01-1035 (747-05-23)
dt. 01.01.2006

REGULATIONS

for Handling of Receivables and Payables and Order of Receivables and Payables Write-Off

1                             Terms and Definitions

1.1                     Receivables due from Users — receivables from legal entities and individuals related to payments for long-distance and international telecommunications rendered to the latter by Rostelecom.

1.2                     Overdue Accounts Receivable are Users’ indebtedness to pay for the International and Long distance Telecommunication Services rendered to the latter by Rostelecom and defaulted by  the indicated in the Agreement (Bill) term. The Overdue Receivables fall into Receivables Real for Collection, Bad Receivables.

1.3                     Receivables Real for Collection — Overdue Receivables in relation to which there exist grounds for considering it to be voluntary paid within reasonable time, or enforced by action.

1.4                     Bad Receivables — Overdue Receivables, collection of which is impossible.

1.5                     Qualified Bad Receivables — Overdue Receivables collection of which is impossible due to the following reasons:

-                    the limitation period for claims related to collection of indebtedness in accordance with current law has elapsed;

-                    liability to pay the indebtedness has been terminated due to liquidation of a legal entity (article 419 CC RF) or death of an individual (article 418 CC RF);

-                    the debtor, if a legal entity, has been declared bankrupt or bankruptcy proceedings in relation to them have been finished;

-                    enforcement proceedings in relation to indebtedness is impossible due to expiration of term for directing of a court order for execution.

1.6                     Payables due Users — indebtedness of Rostelecom towards legal entities, individuals, individual entrepreneurs in the amount of funds received on account of further long-distance and international telecommunications. Payables due Users are reflected in the books of Rostelecom.

1.7                     Uncalled Payables due Users — Payables due Users, reclamation of which is impossible by users due to the following reasons:

-                    the limitation period in relation to indebtedness has elapsed;

-                    the creditor has withdrawn due to liquidation (legal entity) or death (individual).

2                             General

2.1                     These Regulations defines the method of the Users’ Accounts Receivable operation by the Operator. Herewith the Accounts Receivable arise from the International and Long-Distance Telecommunication Services rendering to the Users by Rostelecom and the delivery of information by the Operator to write off the Users’ Accounts Receivable and Notes Receivable to the Users.

2.2                     In part of issues not regulated by the present Regulations the Operator establishes their own internal procedure for handling Receivables which does not contradict the Agreement.

3                             Reconcilement of Indebtedness

3.1                     Reconcilement of Receivables due from Users and Payables due Users as per data of Rostelecom and the Operator is conducted on the basis of Operator’s Report information (form 2 of Appendix 3 to the Agreement). Approval of Operator’s Report by Rostelecom simultaneously implies approval of the Operator’s data on amount of Receivables due from Users and Payables due Users.

4                             Adjustment of Indebtedness

4.1                     In case of errors that have caused misstatement of amount of Receivables due from Users and Payables due Users are detected, the indebtedness can be adjusted in accordance with the procedure outlined in the present article.

4.2                     In accordance with the present article, it is required to conduct adjustment of misstatements of Receivables due from Users and Payables due Users, which have emerged in the result of:

4.2.1            errors of the Operator during classification of monetary funds received from users;

4.2.2            errors during accrual of indebtedness for Rostelecom long-distance and international telecommunications (excluding cases of illegal and unauthorized connection to the Operator’s communication network).

4.3                     Correction of the indebtedness shall be performed on a monthly basis as of the last reporting day of each month excluding October, November, and December.

4.4                     For adjustment of indebtedness the Operator draws up and submits to Rostelecom the following documents:

4.4.1            List of adjustments of Receivables due from Users and Payables due Users as per Form 1 of the Regulations;

4.4.2            Copies of documents confirming necessity of adjustment of Receivables due from Users and Payables due Users (acts of settlements reconcilement, invoices, payment documents, claims, judicial decisions, etc.);

4.4.3            Register of documents confirming necessity of adjustment of Receivables due from Users and Payables due Users as per Form 2 of the present Regulations.

The documents are submitted by the Operator along with Operator’s Report (Appendix No. 3 to the Agreement) on paper (on documents) and electronically (Excel format, excluding copies of documents confirming necessity of adjustment of Receivables due from Users and Payables due Users).

4.5                     Rostelecom studies the documents submitted by the Operator and, provided comments are absent, approves them within 45 days from the date of submitting. The approval implies a respective endorsement on List of adjustments of Receivables due from Users and Payables due Users.

During 5 days from the approval of documents Rostelecom forwards to the Operator the approved copy of List of adjustments of Receivables due from Users and Payables due Users.

In case comments on the documents submitted by the Operator are present, Rostelecom notifies the Operator in writing not later than 45 days from the date of presentation of documents. During 30 days from the moment of receipt of such notification the Operator must remove the revealed comments and submit to Rostelecom documents, which have been commented on by Rostelecom, anew.

4.6                     On the basis of List of adjustments of Receivables due from Users and Payables due Users approved by Rostelecom, the Parties introduce adjustments into accounting records during the month in which Rostelecom approved the List. During the same month adjustments of indebtedness are included into forms 2.1 and 2.2 of the Operator’s Report (Appendix No.3 to the Agreement).

4.7                     Where debt corrections are connected with corrections of Previous Revenues, the amount of these corrections is to be taken by the parties into account during the correction period.

5                             Inventory of Indebtedness

5.1                     Annually, as of September 30 of each year, the Operator carries out inventory of Receivables due from Users and Payables due Users. The inventory is taken in accordance with inventory normative documents in force for the moment of its taking. For the moment of signing of the Contract, Guidelines on inventory of property and financial liabilities, approved by Order of RF MF No.49 dated 13.06.1995, serve as such document.

5.2                     As per results of inventory the Operator draws up:

5.2.1            Inventory Deed as per Form 3 of the Regulations;

5.2.2            Appendices to Inventory Deed as per Form 4 of the Regulations;

5.2.3            List of adjustments of Receivables due from Users and Payables due Users as per Form 1 of the Regulations;

5.2.4            copies of documents confirming necessity of adjustment of Receivables due from Users and Payables due Users (acts of settlements reconcilement, invoices, payment documents, claims);

5.2.5            Register of documents confirming necessity of adjustment of Receivables due from Users and Payables due Users as per Form 2 of the present Regulations.

Documents are submitted by the Operator on paper (excluding Appendices to Inventory Deed) and electronically (Excel format, except document copies confirming the necessity of adjustment of Receivables due from Users and

 Payables due Users) not later than January 31 of the year which follows the year the inventory is taken as of September 30.

5.3                     Rostelecom examines the documents submitted by the Operator and, in case comments are absent, approves them within 45 days from the moment of their presentation.

Approval of the said documents by Rostelecom implies:

5.3.1            approval by Rostelecom of inventory results;

5.3.2            approval by Rostelecom of adjustments of Receivables due from Users and Payables due Users, proposed by the Operator in relation to revelation of errors and misstatements.

During 5 days from the date of approval of documents, Rostelecom forwards to the Operator:

5.3.3            notification on approval of inventory results and adjustments of Receivables due from Users and Payables due Users in an optional form. The said notification, among other things, must contain information on the period (month) during which adjustments are made in the accounting records of Rostelecom and the Operator;

5.3.4            approved copy of Inventory Deed;

approved copy of List of adjustments of Receivables due from Users and Payables due Users.

In case comments on the documents submitted by the Operator are present, Rostelecom notifies the Operator in writing not later than 45 days from the date of presentation of documents. During 30 days from the moment of receipt of such notification the Operator must remove the revealed comments and submit to Rostelecom documents, which have been commented on by Rostelecom, anew.

5.4                     On the basis of Inventory Deed and List of adjustments of Receivables due from Users and Payables due Users approved by Rostelecom, the Parties introduce adjustments into accounting records during the month indicated in Rostelecom notification on approval of inventory results and adjustments of Receivables due from Users and Payables due Users. During the same month adjustments of indebtedness are included into forms 2.1 and 2.2 of the Operator’s Report (Appendix No.3 to the Agreement).

5.5                     If adjustments of indebtedness are related to adjustments of Received Profit for previous periods, the amount of the adjustments is considered in the course of settlement by the Parties during the period adjustments are introduced.

6                             Order of Collection of Overdue Receivables

6.1                     In relation to Users with Overdue Receivables, all legal measures are applied, aimed at collection of Receivables by the Operator from Users (including: use of an automatic informator (telephone calls), suspension communication network access, restriction of access to certain types of services rendered by Rostelecom, forwarding of warning letters (claims), bringing of suits in courts). During settlement of issues of principal debt amount repayment it is allowed to draw up and signing with Users of schedules of repayment of indebtedness and penalty accrued in accordance with conditions of the agreement, on the basis of which the Users are rendered telecommunications by Rostelecom and/or in accordance with current law.

6.2                     In case of overdue fulfillment by the User of their liabilities to pay for telecommunications rendered by Rostelecom, accrual of penalty is carried out in accordance with conditions of the agreement, on the basis of which the Users are rendered telecommunications by Rostelecom and/or in accordance with current law. Nevertheless, in any case, the Operator must not collect penalty in a judicial procedure in part exceeding 100% of the principal debt amount of a corresponding User for telecommunications rendered by Rostelecom.

6.3                     In case of emergence of Overdue Receivables the Operator must take the following measures aimed at collecting of Overdue Receivables by the Operator from Users before taking it to court:

6.3.1            Not later than the 10th day of the month following the Billing period the Operator notifies the User with Overdue Receivables on the existence and amount of overdue liabilities by means of telephone calls to such Users.

6.3.2            Not later than 20 days after measures indicated in para. 6.3.1. have been taken, the Operator suspends access to Rostelecom services and restricts access to certain types of services rendered by Rostelecom in accordance with Public Offer (Appendix No.1).

6.3.3            Not later than 20 days after the measures indicated in para. 6.3.2. have been taken by the Operator, the Operator forwards to Users with Overdue Receivables not less than 100 rubles warning letters (written claim) regarding presence and amount of Overdue Receivables indicating term during which such Overdue Receivables should be settled.

6.4                     No later than 20 days after the Notification letter mentioned in clause 6.3.3. is delivered the Operator shall send to Rostelecom the information on 1) the overdue Accounts Receivable existing (in case it is more than 200 rubles for an individual and more than 500 rubles for a legal entity) in connection to the corresponding Users and indicating the pre-trial measures undertaken by the Operator with the purpose of receiving the overdue Accounts Receivable from the Users; 2) the amount of the state duty payable in accordance with each statement of claim indicating the payment details and the purpose of payment.

6.5                     Within 5 working days after the receipt of the information from the Operator indicated in clause 6.4 Rostelecom shall independently pay the state duty and sends the copy of the duty payment order to the Operator.

6.6                     The Operator having received the duty payment copy within 20 days shall send a claim on the overdue Accounts Receivable to the court of general jurisdiction (against the individual Users) or to the Arbitrage Court (against the legal entities or non-incorporated individual entrepreneurs Users).

7                             Writing-off of Receivables due from Users and Payables due Users

7.1                     Only Qualified Bad Receivables and Uncalled Payables due Users are subject to writing-off.

7.2                     Writing-off of indebtedness is carried out on the basis of inventory of Receivables due from Users and Payables due Users conducted on the basis of Article 5 of the present Appendix. The amount of Qualified Bad Receivables and Uncalled Payables due Users subject to writing-off is determined on the basis of Inventory Deed drawn up by the Operator during inventory.

7.3                     During 45 days from the receipt of notification on approval of inventory results and adjustments of Receivables due from Users from Rostelecom, the Operator is obliged to forward to Rostelecom the following documents related to Qualified Bad Receivables and Uncalled Payables due Users, indicated in the Inventory Deed:

7.3.1            written grounding for writing-off of indebtedness as per Form 5;

7.3.2            copies of documents pursuant to written grounding for writing-off of indebtedness;

7.3.3            Register of written grounding for writing-off of indebtedness as per Form 6;

7.3.4            List of indebtedness being written-off as per form 7.

The Operator submits the said documents on paper, Register of written grounding for writing-off of indebtedness is also submitted electronically (Excel format).

7.4                     Rostelecom examines the documents submitted by the Operator and, provided comments are absent, approves written grounding for writing-off of indebtedness drawn up by the Operator within 45 days from the date of their presentation.

During 90 days from the date of approval Rostelecom forwards to the Operator the Statement of Rostelecom Board Decision on writing-off of Receivables due from Users and Payables due Users in the amount corresponding to the amount of indebtedness indicated in written groundings approved by Rostelecom. The Statement of Rostelecom Board Decision on writing-off of Receivables due from Users and Payables due Users encloses Register of written grounding for writing-off of indebtedness as per Form 6 and List of indebtedness being written-off drawn up on the basis of the said groundings approved by Rostelecom as per Form 7.

In case comments on the documents submitted by the Operator are present, Rostelecom notifies the Operator in writing not later than 45 days from the date of presentation of documents. During 30 days from the moment of receipt of such notification the Operator must remove the revealed comments and submit to Rostelecom documents, which have been commented on by Rostelecom, anew.

7.5                     On the basis of Statement of Rostelecom Board Decision on writing-off of Receivables due from Users and Payables due Users, Register of written grounding for writing-off of indebtedness and List of indebtedness being written-off drawn up on the basis of the said groundings approved by Rostelecom the Parties write-off the indebtedness in the accounting records. During the same month the written-off indebtedness is included into forms 2.1 and 2.2 of the Operator’s Report (Appendix No.3 to the Agreement).

7.6                     The written-off Receivables due from Users are reflected off-balance during five years from the moment of writing-off. In case money are received in return of such indebtedness the Operator submits to Rostelecom a Report on monetary funds received in return of written-off Receivables as per Form 8. The Report is submitted along with Operator’s Report for the period during which the monetary funds are received.

The Operator’s Services cost under clauses 2.2 and 2.3 of this Agreement increases to the amount of the money sum received during the receipt of funds period.

8                             List of Forms to Appendix:

Form 1. Adjusted debts due from/to the users for long-distance and international telecommunications provided by OAO Rostelecom as of _____________________

Form 2. Register of documents in support of adjusted debts due from/to the users for long-distance and international communication provided by OAO Rostelecom as of _____________________

Form 3. Deed of Inventory of user settlements for long-distance and international telecommunications provided by OAO Rostelecom

Form 4. Reference to Deed No. __ of __________ of Inventory of user settlements for long-distance and international telecommunications provided by OAO Rostelecom.

as of “        “                                             .

Form 5. Written substantiation for user/to user debt write-off for long-distance and international telecommunications supplied by OAO Rostelecom based on the results of inventory accounting as of ____________________________

Form 6. Register of written substantiations for user/to user debt write-off for long-distance and international telecommunications supplied by OAO Rostelecom based on the results of inventory accounting as of ____________________________

Form 7. Consolidated data of user/to user debt write-off for long-distance and international telecommunications supplied by OAO Rostelecom written-off on the results of inventory accounting as of ____________________________

Form 8. Record of money funds received on account of written-off debtor indebtedness

OAO Rostelecom General Director OAO Rostelecom /signed/ D.Ye. Yerokhin Date January 01, 2006 Seal here	Operator: General Director OAO North-Western Telecom /signed/ V.A. Akulich Date December 27, 2005 Seal here

Form 1
I Approve

(Name, title)

(Date)

Adjusted debts due from/to the users for long-distance and international telecommunications provided by OAO Rostelecom as of _____________________________

1. On accounts receivable

Debts for the services to which 18% VAT is applied

		Total sum of adjustment for the period						Including the total of adjusted pay for telecommunications associated with the adjusted debts
	Period of	towards growth of indebtedness		towards reduction of indebtedness		adjusted balance		towards pay increase		towards pay reduction		adjusted balance
Ref. No.	indebtedness creation	Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT
1	2	3	4	5	6	7	8	9	10	11	12	13	14

Total

Including the total of adjusted accruals for telecommunications associated with the adjusted debts						Including the aggregate Telecommunication Services payment amount adjustments connected with debt adjustments
towards growth of accruals		towards reduction of accruals		adjusted balance		towards pay increase		towards pay reduction		adjusted balance
Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT
15	16	17	18	19	20	21	22	23	24	25	26

Debts for the services to which 0% VAT is applied

		Total sum of adjustment for the period			Including the total of adjusted pay for telecommunications associated with the adjusted debts			Including the total of adjusted accruals for telecommunications associated with the adjusted debts			Including the aggregate Telecommunication Services payment amount adjustments connected with debt adjustments
Ref. No.	Period of indebtedness creation	towards growth of indebtedness	towards reduction of indebtedness	adjusted balance	towards pay increase	towards pay reduction	adjusted balance	towards growth of accruals	towards reduction of accruals	adjusted balance	towards growth of accruals	towards reduction of accruals	adjusted balance
1	2	3	4	5	6	7	8	9	10	11	12	13	14

Total

2. On accounts payable

Debts for the services to which 18% VAT is applied

		Total sum of adjustment for the period						Including the total of adjusted pay for telecommunications associated with the adjusted debts
	Period of	towards growth of indebtedness		towards reduction of indebtedness		adjusted balance		towards pay increase		towards pay reduction		adjusted balance
Ref. No.	indebtedness creation	Total	Including VAT	total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT	Total	Including VAT
1	2	3	4	5	6	7	8	9	10	11	12	13	14

Total

Including the aggregate Telecommunication Services payment amount adjustments connected with debt adjustments
towards pay increase		towards pay reduction		adjusted balance
Total	Including VAT	Total	Including VAT	Total	Including VAT
15	16	17	18	19	20

Debts for the services to which 0% VAT is applied

		Total sum of adjustment for the period						Including the total of adjusted pay for telecommunications associated with the adjusted debts
	Period of	towards growth of indebtedness		towards reduction of indebtedness		adjusted balance		towards pay increase		towards pay reduction		adjusted balance
	indebtedness		Including		Including		Including		Including		Including		Including
Ref. No.	creation	Total	VAT	total	VAT	Total	VAT	Total	VAT	Total	VAT	Total	VAT
1	2	3	4	5	6	7	8	9	10	11	12	13	14

Total

Including the aggregate telecommunication services payment amount adjustments connected with debt adjustments
towards pay increase		towards pay reduction		adjusted balance
Total	Including VAT	Total	Including VAT	Total	Including VAT
15	16	17	18	19	20

Director	(Full name)

Chief accountant	(Full name)

Form 2

Register of documents in support of adjusted debts due from/to the users for long-distance and international communication provided by OAO Rostelecom as of _________________________

Adjustments
		Type of indebtedness		towards growth of indebtedness		towards reduction of indebtedness
Ref. No.	Period of indebtedness creation	(debtor for services, VAT 18% -1/debtor for services, VAT 0% - 2/credit for services, VAT 18% - 3/credit for services, VAT 0% - 4)	Name of counterparty	Sum of adjustment, rubles	Reduction of pay in the result of adjustment, rubles	Sum of adjustment, rubles	Pay increase in the result of adjustment, rubles	Name and requisites of the documents in support of adjustment	Number of Note to the Deed of Inventory *	Number of the line in the Note to the Deed of Inventory*
1	2	3	4	5	6	7	8	9	10	11
	Total	accounts receivable for the services, 18% VAT
	Total	accounts receivable for the services, 0% VAT
	Total	accounts receivable for the late payment penalty
	Total	accounts payable for the services, 18% VAT
	Total	accounts payable for the services, 0% VAT

* — these lines are filled in only when making out a register on the results of inventory-taking

Director	(Full name)

Chief accountant	(Full name)

Form 3

I Approve

(Name, title)

(Date)

Code

Form on OKUD
signature
on OKPO
organization department				Type of activity
Operation type
number
Warrant for inventory-taking:	order, resolution, regulation			date
Cross out the irrelevant.

		Document number	Document date
DEED

Deed of Inventory of user settlements for long-distance and international telecommunications provided by OAO Rostelecom

The present Deed has been prepared by the committee to state that as of “        “                    there was conducted an inventory-taking of user settlements for the long-distance and international telecommunications provided by OAO Rostelecom.

During the inventory-taking the committee discovered the following:

1. On accounts receivable for the services

				Data of the “Notes to the Deed of Inventory”
Ref. No.	Number of account	Account name	Accounting figures	Note, Deed number	Total sum	Including the unconfirmed	Reasons	Adjustments needed	Bad debts	Qualified bad debts
1	2	3	7	4	5	6	7	8	9	10

2. On accounts payable

				Data of the “Notes to the Deed of Inventory”
Ref. No.	Number of account	Account name	Accounting figures	Note, Deed number	Total sum	Including the unconfirmed	Reasons	Adjustments needed	Uncalled debts
1	2	3	7	4	5	6	7	8	9

All line and page totals, as well as the Deed of Inventory total, have been verified.

Chairperson of the Committee
	title	signature	name
Members of the Committee:
	title	signature	name

	title	signature	name

	title	signature	name

Form 4

organization	I Approve

(Name, title)

department	(date)

Reference
to Deed No.        of  “        “                  .
of Inventory of user settlements for long-distance and international telecommunications provided by OAO
Rostelecom
as of “        “                 .

	Borrower’s, creditor’s	Debt		Accounting	Document in support of the debt (reconcilement act or primary documents (on the sums that are minimum for the
	name, address and		Starting	figures, rubles,	reconcilement act to be made out)
Ref. No.	telephone number	What for	date	kopecks.	name	number	date	sum
1	2	3	4	5	7	8	9	10

Debts			Sum of the debt with regard to the adjustment
unconfirmed by				Including the bad/uncalled
the borrowers	Reasons	Adjustments needed	Total	sum	classification	Notes
11	12	13	14	15	16	17

Accountant
	signature	name

To be printed out on both sides without the heading. Signature to be printed overleaf.

Notes:

1.                             Specifics of inventory-taking of the debts on telecommunications with individuals:

•                      on individuals whose period outstanding is over 2 months since the day in arrears —debts shall be confirmed by “reconcilement acts” (a printout from the billing system with a return receipt requested which shall be signed by the individual and passed to the accounting department);

•                      on individuals whose period outstanding is under 2 months since the day in arrears — confirmation of the individuals’ debts for telecommunications is carried out through billing for the telecommunications with a specification of the user’s total amount outstanding “As of       the amount outstanding is    . Should you disagree, please notify us within 10 days. Otherwise the debt shall be deemed confirmed”;

•                      on individuals’ debts whose due date is still to come — debts shall be confirmed by the accounting figures in a billing system printout of the data on the debt period.

2.                             Accounts receivable are classified in column 16 in the following way: 1- with an expired period of limitation; 2 — debts that are bad because of the individual’s death or the liquidation of the legal entity; 3 — debts that are bad because of the legal entity’s bankruptcy; 4 — debts that are bad because of the omission of the time limit for sending the executive document for action; 5 — other bad accounts receivable.  Accounts payable are classified in column 16 with attribute 6 — uncalled accounts payable.

Form 5

I Approve

(Name, title)

(Date)

Written substantiation for user/to user debt write-off for long-distance and international telecommunications supplied by OAO Rostelecom based on the results of inventory accounting as of

Part 1. General

Name of operator:
Number and date of the document:
Responsible division:
Performer and their contacts:
Full name of the debtor/creditor — legal entity, name of the individual:
Debtor/creditor subscriber number - legal entity, debtor telephone installation address — individual:
Debtor/creditor legal address and physical address:
The sum of estimated indebtedness for write-off (rubles) :
VAT in the indebtedness (rubles)
Type of indebtedness (accounts receivable / accounts payable):
Date of indebtedness creation in the record:
Date of inventory accounting of the indebtedness:
Grounds for indebtedness write-off:

Part 2. Information on the status of the indebtedness, its documentary evidence (all the below mentioned documents are enclosed in this written substantiation):

General data and documents for all grounds for debtor indebtedness write-off:
Number and date of the Agreement with the debtor/creditor:
Certificate of belonging of the subscriber numbers to the debtor/creditor:
Document details (accounts, payment requests/payment orders, datasheets etc), confirming the creation of indebtedness:
Details of accounts Deed pf inventory, confirming the creation of indebtedness in accounting records:
For indebtedness write-off due to limitation period expiry:
Date of end of accounting period, to which belong the accrued items for services supplied in conditions of unauthorized use:
For indebtedness write-off due to liquidation of the legal entity:
Number and date of the extract from the joint state register of legal units regarding liquidation:
Date of indebtedness write-off due to the death of the individual:
Number and date of the certificate of death of the individual:
For indebtedness write-off due to impossibility of executive process because of expiry of period for sending an executive document for fulfillment:

Number and date of the executive document:
Number and date of court ushers service act on the impossibility of debt recovery:
Other enclosed documents (titles and details):

Appendix: documents mentioned in Part 2 on (indicate the number of) pages.

Director	(Full name)

Chief accountant	(Full name)

62

Form 6

Register of written substantiation for user/to user debt write-off for long-distance and international telecommunications supplied by OAO Rostelecom based on the results of inventory accounting as of              .

Ref. No.	Name of counterparty	Period of indebtedness creation	Type of indebtedness (debtor for services, VAT 18% -1/debtor for services, VAT 0% - 2/credit for services, VAT 18% - 3/credit for services, VAT 0% - 4)	Grounds for indebtedness write-off (period of limitation expiry —1/ legal entity liquidation — 2/ death of the individual — 3/ expiry of period for sending an executive document —4)	Sum of indebtedness (rubles, koppeks,)	Including VAT (rubles, koppeks,)
1	2	3	4	5	6	7

Total	Accounts receivable			Due to period of limitation expiry

Due to legal entity liquidation

Due to the death of the individual

Due to impossibility of executive process because of expiry of period for sending an executive document for fulfillment:

Total	Accounts payable			Due to period of limitation expiry

Due to legal entity liquidation

Due to the death of the individual

Director	(Full name)

Chief accountant	(Full name)

Form 7

Consolidated data of user/to user debt write-off for long-distance and international telecommunications supplied by OAO Rostelecom written-off on the results of inventory accounting as of

1. Accounts receivable for services

	Period of indebtedness creation		Sum of indebtedness for services with VAT rate of 18%		Sum of indebtedness for services with VAT rate of 0%
Ref. No.	Month	Year	Total	Including VAT	Total
1	2	3	4	5	6

Total

2. Accounts payable

	Period of indebtedness creation		Indebtedness for services with VAT rate of 18%		Indebtedness for services with VAT rate of 0%
Ref. No.	Month	Year	Total	Including VAT	Total	Including VAT
1	2	3	4	5	6	7

Total

Director	(Full name)

Chief accountant	(Full name)

Form 8

Record of money funds received on account of written-off debtor indebtedness

	Period of indebtedness write-off			Sum received on account of
Ref. No.	Month	Year	Name of counter party	indebtedness
1	2	3	4	5

Total

Director	(Full name)

Chief accountant	(Full name)

Form 9

Record of status of the indebtedness for services supplied by Rostelecom as of

	User information			Indebtedness information
	Name of user —	Legal address	TIN of
	legal entity/	of the legal entity/	the legal entity and	Sum of indebtedness				Services payment
	Full name of the	individual telephone	of the individual —	Total ,	including	Period of	Established date of	account details
Ref. No.	user- individual	installation address	individual entrepreneur	rubles	VAT, rubles	service rendering	services payment	number	date
1	2	3	4	5	6	7	8	9	10
	Total	X	X			X	X	X	X